Exhibit 10.1

                           FOURTH AMENDED AND RESTATED
                REVOLVING CREDIT AND TERM LOAN AGREEMENT



                          Dated as of December 29, 2000



                                      among



                   EMMIS COMMUNICATIONS CORPORATION,
                                   as Borrower



                THE LENDERS LISTED ON SCHEDULE I HERETO
                                      -------- -
                                       and

                    TORONTO DOMINION (TEXAS), INC.,
                            as Administrative Agent,

                               FLEET NATIONAL BANK
                            (f/k/a BankBoston, N.A.),
                             as Documentation Agent,

                       FIRST UNION NATIONAL BANK,
                            as Syndication Agent, and

                      CREDIT SUISSE FIRST BOSTON,
                            as Co-Documentation Agent




                                      -vii-


                                TABLE OF CONTENTS



1.   DEFINITIONS AND RULES OF INTERPRETATION................1
     ---------------------------------------
      1.1.   Definitions....................................1
             -----------
      1.2.   Rules of Interpretation........................35
             -----------------------
2.   THE REVOLVING CREDIT FACILITY..........................36
     -----------------------------
      2.1.   Commitment to Lend.............................36
             ------------------
      2.2.   Commitment Fee.................................36
             --------------
      2.3.   Reduction of Revolving Credit Commitment.......37
             ----------------------------------------
      2.4.   The Revolving Credit Notes.....................37
             --------------------------
      2.5.   Interest on Revolving Credit Loans.............37
             ----------------------------------
      2.6.   Requests for Revolving Credit Loans............38
             -----------------------------------
      2.7.   Conversion Options.............................38
             ------------------
           2.7.1.   Conversion to Different Type of Revolving
                    ------------------------------------------
           Credit Loan......................................38
           -----------
           2.7.2.   Continuation of Type of Revolving Credit Loan.
                    ---------------------------------------------
           39
           2.7.3.   Eurodollar Rate Loans...................39
                    ---------------------
      2.8.   Funds for Revolving Credit Loans...............39
             --------------------------------
           2.8.1.   Funding Procedures......................39
                    ------------------
           2.8.2.   Advances by Administrative Agent........40
                    --------------------------------
      2.9.   Settlements....................................40
             -----------
           2.9.1.   General.................................40
                    -------
           2.9.2.   Failure to Make Funds Available.........41
                    -------------------------------
           2.9.3.   No Effect on Other Revolving Credit Lenders.
                    -------------------------------------------
           42
      2.10.    Repayment Of The Revolving Credit Loans......42
              -----------------------------------------
           2.10.1.   Maturity...............................42
                     --------
           2.10.2.   Mandatory Repayments of Revolving Credit
                     -----------------------------------------
           Loans............................................42
           2.10.3.   Optional Repayments of Revolving Credit
                     ----------------------------------------
           Loans.42
3.   THE TRANCHE A TERM LOAN................................43
     -----------------------
      3.1.   Commitment to Lend.............................43
             ------------------
      3.2.   The Tranche A Term Notes.......................43
             ------------------------
      3.3.   Mandatory Prepayment of Tranche A Term Loan;
             ---------------------------------------------
      Scheduled Amortization................................44
      ----------------------
      3.4.   Optional Prepayment of Tranche A Term Loan.....44
             ------------------------------------------
      3.5.   Interest on Tranche A Term Loan................45
             -------------------------------
           3.5.1.   Interest Rates..........................45
                    --------------
           3.5.2.   Notification by Borrower................45
                    ------------------------
           3.5.3.   Amounts, etc............................45
                    -------------
4.   THE TRANCHE B TERM LOAN................................46
     -----------------------
      4.1.   Commitment to Lend.............................46
             ------------------
      4.2.   The Tranche B Term Notes.......................46
             ------------------------
      4.3.   Mandatory Prepayment of Tranche B Term Loan;
             ---------------------------------------------
      Scheduled Amortization................................46
      ----------------------
      4.4.   Optional Prepayment of Tranche B Term Loan.....47
             ------------------------------------------
      4.5.   Interest on Tranche B Term Loan................47
             -------------------------------
           4.5.1.   Interest Rates..........................47
                    --------------
           4.5.2.   Notification by Borrower................48
                    ------------------------
           4.5.3.   Amounts, etc............................48
                    -------------
5.   MANDATORY REPAYMENT OF THE LOANS.......................48
     --------------------------------
      5.1.   Excess Cash Flow Recapture.....................49
             --------------------------
      5.2.   Proceeds of Asset Sales and Asset Swaps........49
             ----------------------------------------
      5.3.   Proceeds of Equity Issuances...................49
             -----------------------------
      5.4.   Proceeds of Subordinated Debt Issuances........50
             ----------------------------------------
      5.5.   Application of Payments........................50
             ------------------------
      5.6.   Delivery of Proceeds...........................50
             ---------------------
6.   LETTERS OF CREDIT......................................51
     -----------------
      6.1.   Letter of Credit Commitments...................51
             ----------------------------
           6.1.1.   Commitment to Issue Letters of Credit...51
                    -------------------------------------
           6.1.2.   Letter of Credit Applications...........51
                    -----------------------------
           6.1.3.   Terms of Letters of Credit..............51
                    --------------------------
           6.1.4.   Reimbursement Obligations of Revolving Credit
                    ----------------------------------------------
           Lenders..........................................52
           -------
           6.1.5.   Participations of Revolving Credit Lenders.
                    ------------------------------------------
           52
      6.2.   Reimbursement Obligation of the Borrower.......52
             ----------------------------------------
      6.3.   Letter of Credit Payments......................53
             -------------------------
      6.4.   Obligations Absolute...........................54
             --------------------
      6.5.   Reliance by Issuer.............................54
             ------------------
      6.6.   Letter of Credit Fee...........................55
             --------------------
7.   CERTAIN GENERAL PROVISIONS.............................55
     --------------------------
      7.1.   Closing Fees...................................55
             ------------
      7.2.   Administrative Agent's Fee.....................55
             --------------------------
      7.3.   Funds for Payments.............................55
             ------------------
           7.3.1.   Payments to Administrative Agent........55
                    --------------------------------
           7.3.2.   No Offset, etc..........................55
                    ---------------
           7.3.3.   Non-U.S. Lenders........................56
                    -----------------
      7.4.   Computations...................................57
             ------------
      7.5.   Inability to Determine Eurodollar Rate.........58
             --------------------------------------
      7.6.   Illegality.....................................58
             ----------
      7.7.   Additional Costs, etc..........................58
             ---------------------
      7.8.   Capital Adequacy...............................60
             ----------------
      7.9.   Certificate....................................60
             -----------
      7.10.   Indemnity.....................................60
              ---------
      7.11.   Interest After Default........................61
              ----------------------
8.   COLLATERAL SECURITY AND GUARANTIES.....................62
     ----------------------------------
      8.1.   Security of Borrower...........................62
             --------------------
      8.2.   Guaranties and Security of Subsidiaries........62
             ---------------------------------------
      8.3.   Release of Collateral and Guaranties...........62
             ------------------------------------
9.   REPRESENTATIONS AND WARRANTIES.........................62
     ------------------------------
      9.1.   Corporate Authority............................62
             -------------------
           9.1.1.   Incorporation; Good Standing............63
                    ----------------------------
           9.1.2.   Authorization...........................63
                    -------------
           9.1.3.   Enforceability..........................63
                    --------------
      9.2.   Governmental Approvals.........................63
             ----------------------
      9.3.   Title to Properties............................63
             -------------------
      9.4.   Financial Statements and Projections...........64
             ------------------------------------
           9.4.1.   Fiscal Year.............................64
                    -----------
           9.4.2.   Financial Statements....................64
                    --------------------
           9.4.3.   Projections.............................64
                    -----------
      9.5.   No Material Adverse Changes, etc...............65
             --------------------------------
      9.6.   Franchises, Patents, Copyrights, etc...........65
             ------------------------------------
      9.7.   Litigation.....................................65
             ----------
      9.8.   No Materially Adverse Contracts, etc...........65
             ------------------------------------
      9.9.   Compliance with Other Instruments, Laws, Status as
             ---------------------------------------------------
      Senior Debt, etc......................................65
      ----------------
      9.10.   Tax Status....................................66
              ----------
      9.11.   No Event of Default...........................66
              -------------------
      9.12.   Investment Company Acts and Communications Act.66
              ----------------------------------------------
      9.13.   Absence of Financing Statements, etc..........66
              ------------------------------------
      9.14.   Perfection of Security Interest...............66
              -------------------------------
      9.15.   Certain Transactions..........................67
              --------------------
      9.16.   Employee Benefit Plans........................67
              ----------------------
           9.16.1.   In General.............................67
                     ----------
           9.16.2.   Terminability of Welfare Plans.........67
                     ------------------------------
           9.16.3.   Guaranteed Pension Plans...............67
                     ------------------------
           9.16.4.   Multiemployer Plans....................68
                     -------------------
      9.17.   Use of Proceeds...............................68
              ---------------
           9.17.1.   General................................68
                     -------
           9.17.2.   Regulations U and X....................68
                     -------------------
           9.17.3.   Ineligible Securities..................68
                     ---------------------
      9.18.   Environmental Compliance......................69
              ------------------------
      9.19.   Subsidiaries, etc.............................70
              -----------------
      9.20.   Disclosure....................................70
              ----------
      9.21.   Licenses and Approvals........................71
              ----------------------
      9.22.   Material Agreements...........................72
              -------------------
      9.23.   Solvency......................................72
              --------
      9.24.   Excluded Subsidiaries.........................72
              ---------------------
10.   AFFIRMATIVE COVENANTS.................................72
      ---------------------
      10.1.   Punctual Payment..............................72
              ----------------
      10.2.   Maintenance of Office.  ......................73
              ---------------------
      10.3.   Records and Accounts..........................73
              --------------------
      10.4.   Financial Statements, Certificates and Information.
              --------------------------------------------------
      73
      10.5.   Notices.......................................75
              -------
           10.5.1.   Defaults...............................75
                     --------
           10.5.2.   Environmental Events...................75
                     --------------------
           10.5.3.   Notification of Claim against Collateral.75
                     ----------------------------------------
           10.5.4.   Notice of Litigation and Judgments.....75
                     ----------------------------------
      10.6.   Legal Existence; Maintenance of Properties....76
              ------------------------------------------
      10.7.   Insurance.....................................76
              ---------
      10.8.   Taxes.........................................77
              -----
      10.9.   Inspection of Properties and Books, etc.......77
              ---------------------------------------
           10.9.1.   General................................77
                     -------
           10.9.2.   Appraisals.............................77
                     ----------
           10.9.3.   Communications with Accountants........78
                     -------------------------------
      10.10.   Compliance with Laws, Contracts, Licenses, and
               -----------------------------------------------
      Permits...............................................78
      -------
      10.11.   Employee Benefit Plans.......................79
               ----------------------
      10.12.   Use of Proceeds..............................79
               ---------------
      10.13.   Additional Collateral........................79
               ---------------------
      10.14.   Interest Rate Protection.....................79
               ------------------------
      10.15.   Additional Subsidiaries......................80
               -----------------------
      10.16.   FCC Licenses.................................80
               ------------
      10.17.   Dissolution of Certain Excluded Subsidiaries.80
               --------------------------------------------
      10.18.   Delivery of Environmental Reports............81
               ---------------------------------
      10.19.   Further Assurances...........................81
               ------------------
11.   CERTAIN NEGATIVE COVENANTS............................81
      --------------------------
      11.1.   Restrictions on Indebtedness..................81
              ----------------------------
      11.2.   Restrictions on Liens.........................83
              ---------------------
      11.3.   Restrictions on Investments...................85
              ---------------------------
      11.4.   Restricted Payments...........................86
              -------------------
      11.5.   Merger, Consolidation, Acquisition and Disposition
              ---------------------------------------------------
      of Assets.............................................86
      ---------
           11.5.1.   Mergers and Acquisitions...............87
                     ------------------------
           11.5.2.   Disposition of Assets..................89
                     ---------------------
      11.6.   Sale and Leaseback............................90
              ------------------
      11.7.   Compliance with Environmental Laws............90
              ----------------------------------
      11.8.   Subordinated Debt.............................90
              -----------------
      11.9.   Employee Benefit Plans........................90
              ----------------------
      11.10.   Fiscal Year..................................91
               -----------
      11.11.   Transactions with Affiliates.................91
               ----------------------------
      11.12.   Certain Intercompany Matters.................91
               ----------------------------
12.   FINANCIAL COVENANTS...................................92
      -------------------
      12.1.   Total Leverage Ratio..........................92
              --------------------
      12.2.   Senior Leverage Ratio.........................93
              ---------------------
      12.3.   Interest Coverage Ratio.......................93
              -----------------------
      12.4.   Pro Forma Fixed Charge Coverage Ratio.........94
              -------------------------------------
13.   CLOSING CONDITIONS....................................94
      ------------------
      13.1.   Loan Documents................................94
              --------------
      13.2.   Certified Copies of Governing Documents.......94
              ---------------------------------------
      13.3.   Corporate or Other Action.....................94
              -------------------------
      13.4.   Officer's Certificates........................94
              ----------------------
      13.5.   Validity of Liens.............................94
              -----------------
      13.6.   Perfection Certificates, UCC Search Results and
              ------------------------------------------------
      Survey................................................95
      ------
      13.7.   Title Insurance...............................95
              ---------------
      13.8.   Financial Statements..........................95
              --------------------
      13.9.   FCC Licenses; Third Party Consents............95
              ----------------------------------
      13.10.   Certificates of Insurance....................96
               -------------------------
      13.11.   Opinion of Counsel...........................96
               ------------------
      13.12.   Compliance Certificate.......................96
               ----------------------
      13.13.   Senior Debt Certificate......................96
               -----------------------
      13.14.   Financial Condition..........................96
               -------------------
      13.15.   Payment of Fees..............................97
               ---------------
      13.16.   Disbursement Instructions....................97
               -------------------------
      13.17.   Sources and Uses of Cash; Refinancing of Loans.97
               ----------------------------------------------
      13.18.   Administrative Agent Fee Letter..............97
               -------------------------------
      13.19.   Accountant's Letter..........................97
               -------------------
      13.20.   Payoff and Termination.......................97
               ----------------------
      13.21.   Evidence of Merger...........................97
               ------------------
      13.22.   Environmental Reports........................97
               ---------------------
14.   CONDITIONS TO ALL BORROWINGS..........................98
      ----------------------------
      14.1.   Representations True; No Event of Default.....98
              -----------------------------------------
      14.2.   No Legal Impediment...........................98
              -------------------
      14.3.   Proceedings and Documents.....................98
              -------------------------
15.   EVENTS OF DEFAULT; ACCELERATION; ETC..................99
      ------------------------------------
      15.1.   Events of Default and Acceleration............99
              ----------------------------------
      15.2.   Termination of Commitments....................103
              --------------------------
      15.3.   Remedies......................................103
              --------
      15.4.   Distribution of Collateral Proceeds...........104
              -----------------------------------
16.   ADDITIONAL FINANCING..................................104
      --------------------
      16.1.
      ................................................Commitment
      -----------------------------------------------------------
      Amount................................................104
      ------
      16.2. ................................................Notes.
                                                            -----
      106
17.   THE AGENTS............................................106
      ----------
      17.1.   Authorization.................................106
              -------------
      17.2.   Employees and Agents..........................107
              --------------------
      17.3.   No Liability..................................107
              ------------
      17.4.   No Representations............................107
              ------------------
           17.4.1.   General................................107
                     -------
           17.4.2.   Closing Documentation, etc.............108
                     --------------------------
      17.5.   Payments......................................108
              --------
           17.5.1.   Payments to Administrative Agent.......108
                     --------------------------------
           17.5.2.   Distribution by Administrative Agent...108
                     ------------------------------------
           17.5.3.   Delinquent Lenders.....................109
                     ------------------
      17.6.   Holders of Notes..............................109
              ----------------
      17.7.   Indemnity.....................................109
              ---------
      17.8.   Agents as Lenders.............................110
              -----------------
      17.9.   Resignation...................................110
              -----------
      17.10.   Notification of Defaults and Events of Default.110
               ----------------------------------------------
      17.11.   Duties in the Case of Enforcement............110
               ---------------------------------
      17.12.   Syndication Agent, Documentation Agent and
               -------------------------------------------
      Co-Documentation Agent................................111
      ----------------------
18.   ASSIGNMENT AND PARTICIPATION..........................111
      ----------------------------
      18.1.   Conditions to Assignment by Lenders...........111
              -----------------------------------
      18.2.   Certain Representations and Warranties; Limitations;
              -----------------------------------------------------
      Covenants.............................................112
      ---------
      18.3.   Register......................................113
              --------
      18.4.   New Notes.....................................113
              ---------
      18.5.   Participations................................114
              --------------
      18.6.   Assignee or Participant Affiliated with the
              --------------------------------------------
      Borrower.114
      18.7.   Miscellaneous Assignment Provisions...........115
              -----------------------------------
      18.8.   Assignment by Borrower........................115
              ----------------------
19.   PROVISIONS OF GENERAL APPLICATIONS....................115
      ----------------------------------
      19.1.   Setoff........................................115
              ------
      19.2.   Expenses......................................116
              --------
      19.3.   Indemnification...............................117
              ---------------
      19.4.   Treatment of Certain Confidential Information.117
              ---------------------------------------------
           19.4.1.   Confidentiality........................118
                     ---------------
           19.4.2.   Prior Notification.....................118
                     ------------------
           19.4.3.   Other..................................118
                     -----
      19.5.   Survival of Covenants, Etc....................119
              --------------------------
      19.6.   Notices.......................................119
              -------
      19.7.     Governing Law...............................120
                -------------
      19.8.   Headings......................................120
              --------
      19.9.   Counterparts..................................120
              ------------
      19.10.   Entire Agreement, Etc........................121
               ---------------------
      19.11.   WAIVER OF JURY TRIAL.........................121
               --------------------
      19.12.   Consents, Amendments, Waivers, Etc...........121
               ----------------------------------
      19.13.   Severability.................................123
               ------------
20.   TRANSITIONAL ARRANGEMENTS.............................123
      20.1.   Existing Credit Agreement Superseded..........123
              ------------------------------------
      20.2.   Fees Under Existing Credit Agreement..........123
              ------------------------------------
21.   FCC APPROVAL..........................................124
22.   CONSENT TO REORGANIZATION.............................124

                                    Exhibits


Exhibit A       Form of Revolving Credit Note
------- -
Exhibit B       Form of Loan Request
------- --------
Exhibit C       Form of Tranche A Term Note
------- -
Exhibit D       Form of Tranche B Term Note
------- --------
Exhibit E       Projections
------- --------
Exhibit F       Form of Compliance Certificate
------- -
Exhibit G       Form of Officer's Certificate
------- -
Exhibit H       Form of Instrument of Accession
------- -
Exhibit I       Form of Assignment and Acceptance
------- -



                                    Schedules

Schedule 1      Lenders and Commitments
-------- -------
Schedule 2      Scheduled Transactions
-------- -------
Schedule 9.3(a) Title to Properties
-------- ------
Schedule 9.3(b) Stations
-------- ------
Schedule 9.5         Restricted Payments
-------- ---
Schedule 9.7         Litigation
-------- ---
Schedule 9.18        Environmental Compliance
-------- ----
Schedule 9.19        Subsidiaries Etc.
-------- ----
Schedule 9.21        FCC Licenses
-------- -------
Schedule 11.1        Existing Indebtedness
-------- ----
Schedule 11.2        Existing Liens
-------- ----
Schedule 11.3        Existing Investments
-------- ----
Schedule 22          Reorganization Capital Structure

                                      -126-
BUSDOCS:922749.15
BUSDOCS:922749.15
                           FOURTH AMENDED AND RESTATED
                REVOLVING CREDIT AND TERM LOAN AGREEMENT

      This FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of December 29, 2000 by and among (a) EMMIS COMMUNICATIONS CORPORATION (the "Borrower"), an Indiana corporation having its principal place of business at One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204, (b) the lending institutions listed on Schedule 1 (collectively together with any institution that becomes a lender pursuant to ss.16 or ss.18, the "Lenders"), (c) TORONTO DOMINION (TEXAS), INC. as administrative agent for the Lenders (in such capacity the "Administrative Agent"), (d) First Union National Bank, as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), (e) Fleet National Bank (f/k/a BankBoston, N.A.), as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), and (f) Credit Suisse First Boston, as co-documentation agent for the Lenders (in such capacity the "Co-Documentation Agent").

                                   WITNESSETH:

 ......WHEREAS,  pursuant to that certain  Third  Amended and Restated  Revolving
Credit and Term Loan Agreement, dated as of October 2, 2000 (as amended and in effect from time to time, the "Existing Credit Agreement"), by and among the Borrower, the lending institutions party thereto (the "Existing Lenders"), the Administrative Agent, the Documentation Agent and the Syndication Agent, the Existing Lenders have made available certain financing to the Borrower upon the terms and conditions contained therein; and

 ......WHEREAS,  the  Borrower  has  requested,  among other  things,  additional financing and the Lenders are willing to provide such financing on the terms and conditions set forth herein to replace the Existing Credit Agreement;

      NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Borrower, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Co-Documentation Agent agree that as of the Funding Date (as defined below), the Existing Credit Agreement shall be amended and restated in its entirety as set forth herein:

             1.  DEFINITIONS AND RULES OF INTERPRETATION.

      1.1. Definitions. The following terms shall have the meanings set forth in this ss.1.1 or elsewhere in the provisions of this Credit Agreement referred to below:

      Additional  Subordinated  Debt.  As defined in the  definition  of
      ------------------------------
"Subordinated Debt".
------------- ----

      Adjustment  Date.  The second  Business Day following the Business
      ----------------
Day on which a Compliance Certificate is delivered by the Borrower pursuant toss.10.4(c).

      Administrative Agent's Office. The Administrative Agent's head office located at 909 Fannin Street, Suite 1700, Houston, Texas 77010, or at such other location as the Administrative Agent may designate from time to time.

      Administrative  Agent.  Toronto Dominion (Texas),  Inc., acting as
      ---------------------
administrative agent for the Lenders, or any other Person which has been appointed as the successor Administrative Agent in accordance with ss.17.9.

      Administrative  Agent  Fee  Letter.  The fee  letter,  dated as of
      ----------------------------------
December 29, 2000,  by and between the Borrower  and the  Administrative
Agent.

      Administrative Agent's Fee.  Seess.7.2.
      --------------------------

      Administrative  Agent's Special Counsel.  Bingham Dana LLP or such
      ---------------------------------------
other counsel as may be approved by the Administrative Agent.

      Affiliate. With respect to the Borrower or any Lender, any Person (other than a Subsidiary) that would be considered to be an affiliate of the Borrower or such Lender under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower or such Lender, as applicable, were issuing securities.

      Agents.  Collectively,  the Administrative  Agent, the Syndication
      ------
Agent, the Documentation Agent and the Co-Documentation Agent.

      Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin for each Type of Loan of each Tranche shall be the applicable margin set forth below for such Type and Tranche with respect to the Total Leverage Ratio, as determined for the Reference Period ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period.


---------------------------------------------------------------
                     Revolving Credit    Tranche B Term Loans
                    Loans & Tranche A
                        Term Loan
---------------------------------------------------------------
------------------                       ----------------------

         Total
        Leverage  Base       Eurodollar  Base Rate  Eurodollar
Level    Ratio    Rate       Rate Loans    Loans    Rate
                    Loans                             Loans

---------------------------------------------------------------
---------------------------------------------------------------
  I    Greater
       than or
       equal to    1.375%      2.375%      1.875%     2.875%
       7.00:1.00
---------------------------------------------------------------
---------------------------------------------------------------
  II   Less than
       7.00:1.00
       but         1.125%      2.125%      1.875%     2.875%
       greater
       than or
       equal to
       6.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
 III   Less than
       6.50:1.00
       but         0.875%      1.875%      1.875%     2.875%
       greater
       than or
       equal to
       6.00:1.00
---------------------------------------------------------------
---------------------------------------------------------------
  IV   Less than
       6.00:1.00
       but         0.625%      1.625%      1.875%     2.875%
       greater
       than or
       equal to
       5.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
  V    Less than
       5.50:1.00
       but         0.375%      1.375%      1.875%     2.875%
       greater
       than or
       equal to
       5.00:1.00
---------------------------------------------------------------
---------------------------------------------------------------
  VI   Less than
       5.00:1.00
       but         0.125%      1.125%      1.625%     2.625%
       greater
       than or
       equal to
       4.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
 VII   Less than
       4.50:1.00
                   0.000%      0.875%      1.625%     2.625%
---------------------------------------------------------------

      Notwithstanding the foregoing, during the period commencing on the Funding Date through the date which is one hundred eighty (180) days thereafter, the Applicable Margin for the Revolving Credit Loans and the Tranche A Term Loan shall be the higher of (i) the Applicable Margin determined as set forth above by reference to the Total Leverage Ratio or (ii) for Base Rate Loans, 1.125%, and for Eurodollar Rate Loans, 2.125%. Notwithstanding the foregoing, until the first anniversary of the Funding Date, the Applicable Margin for the Tranche B Term Loans which are Base Rate Loans shall be 1.875% and which are Eurodollar Rate Loans shall be 2.875%. If the Borrower fails to deliver any Compliance Certificate pursuant to ss.10.4(c), then for the period commencing on the second Business Day following the date on which the Compliance Certificate was to be delivered pursuant to ss.10.4(c) through the earlier to occur of (i) the date immediately following the date on which such Compliance Certificate is delivered or (ii) the 10th Business Day following such Adjustment Date, the Applicable Margin shall be the Applicable Margin then in effect, provided that if upon delivery, such Compliance Certificate shows the Applicable Margin should have increased during such period, the Applicable Margin will be increased retroactively to such Adjustment Date. If the Borrower fails to deliver a Compliance Certificate pursuant to ss.10.4(c) and such Compliance Certificate has not been delivered on or prior to the 10th Business Day following the day on which such Compliance Certificate was required to be delivered, then commencing on the 11th Business Day following the day on which such Compliance Certificate was required to be delivered, and continuing through the date on which Compliance Certificate is delivered, then the Applicable Margin shall be the highest Applicable Margin set forth above.

      Applicable Pension Legislation. At any time, any pension or retirement benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to the Borrower or any of its Subsidiaries.

      Asset Sale. Any one or a series of related transactions (other than an Asset Swap) pursuant to which the Borrower or any of its Subsidiaries conveys, sells, leases, licenses or otherwise disposes of, directly or indirectly (including by means of a simultaneous exchange of Stations), any of its properties, businesses or assets (other than to the Borrower or any wholly-owned Subsidiary of the Borrower) (including the sale or issuance of Capital Stock of any Subsidiary other than to the Borrower or any wholly-owned Subsidiary of the Borrower) whether owned on the date hereof or thereafter acquired.

      Asset Swap. Any transfer of assets of the Borrower or any of its Subsidiaries to any Person other than the Borrower or a wholly-owned Subsidiary of the Borrower in exchange for assets of such Person if such exchange would qualify, whether in part or in full, as a like-kind exchange pursuant to ss.1031 of the Code. Nothing in this definition shall require the Borrower or any of its Subsidiaries to elect that ss.1031 of the Code be applicable to any Asset Swap.

      Assignment and Acceptance.  Seess.18.1.
      -------------------------

      Balance Sheet Date.  February 29, 2000.
      ------------------

      Base Rate. The higher of (a) the variable annual rate of interest so designated from time to time by Toronto Dominion in the United States as its "prime rate" for Dollars, such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (0.50%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent. Changes in the Base Rate resulting from any changes in Toronto Dominion's "prime rate" shall take place immediately without notice or demand of any kind.

      Base Rate Loans. All or any portion of the Revolving Credit Loans, Tranche A Term Loan and Tranche B Term Loan bearing interest calculated by reference to the Base Rate.

      Borrower.  As defined in the preamble hereto.
      --------

      Borrower Pledge Agreement. The Fourth Amended and Restated Borrower Stock Pledge Agreement, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, between the Borrower and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

      Borrower Security Agreement. The Fourth Amended and Restated Borrower Security Agreement, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, between the Borrower and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

      Borrower Trademark Agreement. The Fourth Amended and Restated Borrower Trademark Collateral Security and Pledge Agreement, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, between the Borrower and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

      Business Day. Any day on which banking institutions in Houston, Texas and New York, New York, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

      Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

      Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with (i) the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP or (ii) the lease of any assets by the Borrower or any of its Subsidiaries as lessee under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease.

      Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

      Capital Stock. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

      CERCLA.  Seess.9.18(a).
      ------

      Change of Control.  An event or series of events as a consequence of which
(a) the Permitted Holders shall cease to own Capital Stock of the Borrower having at least thirty-five percent (35%) of the general voting power of the outstanding Capital Stock of the Borrower, (b) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding any Permitted Holder, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rule 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of Capital Stock of the Borrower having a greater percentage of the general voting power of the outstanding voting Capital Stock than that held by Permitted Holders, (c) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors; (d) Jeff Smulyan shall cease to be the Chairman of the board of directors of the Borrower and the chief executive officer of the Borrower; provided that no Change of Control shall be deemed to have occurred if Jeffrey Smulyan ceases to hold such positions as a consequence of his death or disability and within one hundred twenty (120) days of such cessation either (i) successor(s) are named to such positions who have expertise and experience in the broadcasting business and are otherwise reasonably acceptable to the Initial Agents or (ii) the board of directors of the Borrower has provided to the Lenders a plan for replacing Jeffrey Smulyan which is reasonably acceptable to the Initial Agents; or (e) the Borrower shall (i) cease to own Capital Stock of the Subsidiaries representing the same percentage of outstanding Capital Stock held by it on the date hereof unless the disposition of such Capital Stock was permitted hereunder or (ii) cease to own Capital Stock of the Subsidiaries having the right at all times to elect a majority of the board of directors of such Subsidiaries unless the disposition of such Capital Stock was permitted hereunder.

      Closing Fee.  Seess.7.1.
      -----------

      Code.  The Internal Revenue Code of 1986.
      ----

      Co-Documentation Agent.  As defined in the preamble hereto.
      ----------------------

      Collateral. All of the property, rights and interests (other than Excluded Assets) of the Borrower and its Subsidiaries that are or are intended to be subject to the Liens created by the Security Documents.

      Collateral  Assignments  of  Contracts.   Collectively,   each  collateral
assignment of contracts entered into by the Borrower and/or certain of its Subsidiaries pursuant to ss.11.5.1.

      Commitment. With respect to each Lender, the amount set forth on Schedule 1 hereto as the amount of such Lender's commitment to make Loans in respect of a particular Tranche to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced or increased from time to time in accordance with the terms hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

      Commitment Fee.  Seess.2.2.
      --------------

      Commitment Percentage. With respect to each Lender and each Tranche, the respective percentages set forth on Schedule 1 hereto as such Lender's percentage of such Loans in respect of such Tranche made or to be made by such Lender as such percentage may be adjusted pursuant to ss.16 or ss.18.

      Common  Stock.  The common stock of the  Borrower,  par value $.01
      -------------
per share.

      Communications  Act. The  Communications  Act of 1934, as amended,
      -------------------
and the rules and regulations of the FCC thereunder as now or hereafter in effect.

      Compliance Certificate.  Seess.10.4(c).
      ----------------------

      Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP.

      Consolidated Current Assets. As of any date, all assets of the Borrower and its Subsidiaries on a consolidated basis that, in accordance with GAAP, are properly classified as current assets as of such date, but excluding cash or cash equivalents.

      Consolidated Current Liabilities. As of any date, all liabilities and other Indebtedness of the Borrower and its Subsidiaries on a consolidated basis as may be properly classified as current liabilities in accordance with GAAP.

      Consolidated Excess Cash Flow. With respect to the Borrower and its Subsidiaries and any particular fiscal period, an amount equal to (a) the sum of
(i) Consolidated Operating Cash Flow for such fiscal period plus (ii) the change in Consolidated Working Capital between the first day of such fiscal period and the last day of such fiscal period, if negative, minus (b) the sum of (i) Consolidated Total Interest Expense for such fiscal period, (ii) any voluntary and scheduled repayments of principal on any Indebtedness of the Borrower or any of its Subsidiaries (other than Revolving Credit Loans which shall be subject to clause (iii) below) paid or due and payable during such fiscal period, (iii) any voluntary repayments of principal of the Revolving Credit Loans to the extent that such repayments were accompanied by permanent reductions in the Total Revolving Credit Commitment in like amount, (iv) cash payments paid or payable during such fiscal period on account of Capital Expenditures (other than Capital Expenditures financed by the incurrence of Indebtedness), (v) cash taxes paid or payable during such fiscal period, (vi) the change in Consolidated Working Capital between the first day of such fiscal period and the last day of such fiscal period, if positive, and (vii) $5,000,000.

      Consolidated Net Income (or Deficit). For any period, the consolidated net income (or deficit) of the Borrower and its Subsidiaries for such period, after deduction of all expenses, taxes, and other proper charges for such period, determined in accordance with GAAP, after eliminating therefrom (a) all extraordinary and/or nonrecurring gains or losses, including, without limitation, any gains (or losses) from any Asset Sale, (b) non-cash dividends or non-cash Distributions received from Investments and (c) income and expenses arising from or in connection with Trades and other non-cash credits to Consolidated Net Income (or Deficit).

      Consolidated Operating Cash Flow. For any period, an amount equal to (a) the sum of (i) Consolidated Net Income (or Deficit) for such period, plus (ii) depreciation, amortization (including Programming Amortization Expense) and all other non-cash charges for such period deducted from Consolidated Net Income (or Deficit), plus (iii) to the extent deducted in the calculation of Consolidated Net Income (or Deficit), Consolidated Total Interest Expense and cash taxes paid or payable for such period by the Borrower and its Subsidiaries on a consolidated basis, plus (iv) losses actually incurred during such period by the Borrower and its Subsidiaries in connection with Development Properties in an aggregate amount not to exceed $5,000,000, less (b) (i) Corporate Overhead for such period to the extent not deducted in the calculation of Consolidated Net Income (or Deficit), (ii) all Programming Cash Payments and (iii) cash payments made with respect to non-cash charges added back in prior periods and otherwise excluded. For purposes of calculating Consolidated Operating Cash Flow for any period, any Permitted Acquisition, Asset Sale or Asset Swap (including the transactions set forth on Schedule 2 hereto (collectively, the "Scheduled Transactions")) of the Borrower or any of its Subsidiaries which occurred during such period shall be deemed to have occurred immediately prior to the beginning of such period and the calculation of Consolidated Operating Cash Flow shall be adjusted on a Pro Forma Basis in connection therewith.

      Consolidated Total Funded Debt. At any time of determination, the sum, without duplication, of (a) the outstanding principal amount of the Loans and other Obligations due and payable, plus (b) the outstanding principal amount of any other Indebtedness for borrowed money owed by the Borrower or any of its Subsidiaries on a consolidated basis (including, without limitation,
Subordinated Debt), plus (c) to the extent not otherwise included, all obligations (contingent or otherwise) relating to letters of credit issued for the account of the Borrower and/or its Subsidiaries, plus (d) to the extent not otherwise included, all liabilities in respect of Capitalized Leases of the Borrower and/or its Subsidiaries, on a consolidated basis, plus (e) to the extent not otherwise included, all purchase money Indebtedness.

      Consolidated Total Interest Expense. For any period, the sum, without duplication, of (a) the aggregate amount of interest required to be paid or accrued by the Borrower or any of its Subsidiaries during such period on all Indebtedness of the Borrower or any of its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized (provided that, if such interest is capitalized, only the portion amortized for such period shall be included as interest for such period), including, without limitation, payments consisting of interest in respect of Capitalized Leases, Letter of Credit Fees, commitment fees payable pursuant to this Credit Agreement and similar fees payable in connection with other Indebtedness, plus (b) all scheduled monthly fees payable in connection with LMA Agreements. For purposes of determining the Consolidated Total Interest Expense for any period, a portion of which falls prior to and includes the Funding Date, the Consolidated Total Interest Expense for the portion of such period prior to and including the Funding Date (the "Pro-Forma Period") shall be determined as if (a) the Consolidated Total Funded Debt outstanding as of the Funding Date and after giving effect to the funding of the Loans, the issuance of the Letters of Credit and the application of the proceeds of the Loans advanced on the Funding Date occurred immediately prior to the commencement of the Pro-Forma Period, (b) the interest rate payable with respect to any particular item of Consolidated Total Funded Debt during the Pro-Forma Period was at all times during the Pro-Forma Period equal to the interest rate payable on such item of Consolidated Total Funded Debt on and as of the Funding Date, and any commitment fees and Letter of Credit Fees applicable on the Funding Date were applicable at all times during the Pro-Forma Period, and (c) all such interest was payable on a periodic basis throughout the Pro-Forma
Period in a manner consistent with the terms of the instruments governing such Consolidated Total Funded Debt as of the Funding Date. For purposes of determining the Consolidated Total Interest Expense for any period, any Permitted Acquisition or Asset Sale of the Borrower or its Subsidiaries which occurred during such period as permitted pursuant to ss.11.5 shall be deemed to have occurred immediately prior to such period, and Consolidated Total Interest Expense shall be determined as if (i) any Indebtedness incurred in connection with such Permitted Acquisition or repaid in connection with such Asset Sale was incurred or repaid, as the case may be, immediately prior to such period and
(ii) the interest rate payable with respect to any increase in Indebtedness in connection with such Permitted acquisition which was outstanding during all or any part of such period was at all times equal to the rate of interest payable with respect to such Indebtedness on the last day of the period for which Consolidated Total Interest Expense is to be determined or if earlier, the last day on which such Indebtedness was outstanding.

      Consolidated  Working Capital.  The excess of Consolidated Current
      -----------------------------
Assets over Consolidated Current Liabilities.

      Continuing Directors. The directors of the Borrower on the Funding Date, after giving effect to the transactions contemplated hereby, and each other director of the Borrower, if, in each case, such other director's nomination for election to the board of directors of the Borrowers is recommended by at least 662/3% of the then Continuing Directors in his or her election by the shareholders of the Borrower.

      Conversion Request. A notice given by the Borrower to the Administrative Agent of the Borrower's election to convert or continue a Loan in accordance with ss.2.7, ss.3.5.2 or ss.4.5.2.

      Copyright Mortgage. The Third Amended and Restated Memorandum of Grant of Security Interest in Copyrights, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, made by the Borrower and each of its Subsidiaries in favor of the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

      Corporate Overhead. For any period, that portion of the cash overhead expenses of the Borrower and its Subsidiaries on a consolidated basis, for such period which are not directly allocable to the operations of any of the Stations and other operating assets of the Borrower and its Subsidiaries, calculated on a basis consistent with past financial statements of the Borrower, including, without duplication, the amount of salaries and bonuses paid to the management of the Borrower.

      CPF Letter of Credit. That certain Letter of Credit issued by The Toronto Dominion Bank for the account of the Borrower and the benefit of the New York City District Council of Carpenters Pension Fund in the face amount of $1,086,925.

      Credit  Agreement.  This  Fourth  Amended and  Restated  Revolving
      -----------------
Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

      Current Note.  Seess.16.2.
      ------------

      Default.  Seess.15.1.
      -------

      Delinquent Lender.  Seess.17.5.3.
      -----------------

      Denver Acquisition Documents. Collectively, (a) the Asset Purchase Agreement, dated as of September 14, 2000, by and between Salem Communications Acquisition Corporation and any of its Subsidiaries and the Borrower, (b) the Local Programming and Marketing Agreement, dated as of September 14, 2000, by and between Salem Communications Acquisition Corporation and the Borrower, and
(c) all other agreements and documents entered into or delivered pursuant to or in connection with the Denver Transaction.

      Denver Transaction. The acquisition by the Borrower or one or more of its Subsidiaries from Salem Communications of all or substantially all of the assets (including all FCC Licenses) used in connection with radio Station KALC-FM in Denver, Colorado, pursuant to the terms of the Denver Acquisition Documents.

      Development Property. Any radio Station which the Borrower designates as a Development Property in a written notice delivered to the Administrative Agent and which either (a) is making or has made within the six (6) months preceding such designation substantial changes in its programming format or (b) has been acquired within the twelve (12) months preceding such designation; provided that radio Stations WMLL-FM, Jerseyville, Illinois, KXPK-FM, Evergreen, Colorado, KMVP-AM, Phoenix, Arizona and WNOU-FM, Indianapolis, Indiana shall be considered Development Properties as of the date hereof; provided, further, that a radio Station which has been designated a Development Property shall remain a Development Property until the earlier to occur of (i) the date the Borrower notifies the Administrative Agent in writing that such Station is no longer a Development Property and (ii) the date which is twelve (12) consecutive months following the date of designation; and provided further that no radio Station may be re-designated as a Development Property unless twelve (12) consecutive months have passed since such Station ceased to be a Development Property.

      Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, other than dividends payable solely in shares of Common Stock of the Borrower; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, directly or indirectly through a Subsidiary or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by the Borrower or its Subsidiaries to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of the Borrower or its Subsidiaries.

      Documentation Agent.  As defined in the preamble hereto.
      -------------------

      Dollars or $. Dollars in lawful currency of the United States of America.

      Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

      Drawdown  Date.  The date on which any  Revolving  Credit  Loan or
      --------------
any Term Loan is made or is to be made.

      EIBC Subsidiaries. Emmis Latin America Broadcasting Corporation and Emmis South America Broadcasting Corporation, each of which are California corporations and wholly owned subsidiaries of Emmis International Broadcasting Corporation.

      Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

      Environmental Laws.  Seess.9.18(a).
      ------------------

      EPA.  Seess.9.18(b).
      ---

      Equity  Issuance.  The sale or issuance by the  Borrower or any of
      ----------------
its Subsidiaries of any of its Capital Stock other than to the Borrower or any Subsidiary.

      ERISA.  The Employee Retirement Income Security Act of 1974.
      -----

      ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under ss.414 of the Code.

      ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

      Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

      Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London, Houston, Texas and New York, New York or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

      Eurodollar Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

      Eurodollar Rate. For any Interest Period with regard to a Eurodollar Rate, the rate of interest equal to (i) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second Eurodollar Business Day prior to the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of the Administrative Agent to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the Eurodollar Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars in an amount equal to the Eurodollar Rate Loan to be advanced by the Administrative Agent for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the second Eurodollar Business Day prior to the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the second Eurodollar Business Day prior to the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that Eurodollar Rate pursuant to a Eurodollar Rate Loan cannot be determined.

      Eurodollar Rate Loans. Revolving Credit Loans and all or any portion of the Tranche A Term Loan or Tranche B Term Loan bearing interest calculated by reference to the Eurodollar Rate.

      Event of Default.  Seess.15.1.
      ----------------

      Excluded Assets. (a) Real Estate other than (i) Real Estate located at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204, (ii) Real Estate of KHON-TV and KGMB-TV located at 88 Piikoi Street and 1534 Kapiolani Boulevard, respectively, in Honolulu, Hawaii and (iii) owned Real Estate acquired after the date hereof having a value in excess of $5,000,000 over which the Administrative Agent requests a Lien, (b) LMA Agreements not required to be assigned pursuant to ss.11.5.1(e)(ii)(B) hereof, (c) (i) membership interests in Duncan American Radio, LLC held by Emmis DAR, Inc., (ii) limited partnership interests in Waterloo II, Limited Partnership held by Mediatex Development Corporation and
(iii) interests in Baby Ree Entertainment, LLC, held by KPWR, Inc., and (d) property subject to Capitalized Leases and purchase money liens permitted hereunder provided that such Capitalized Lease and any purchase money agreement would prohibit assignment or liens in favor of the Administrative Agent and the Lenders to secure the Obligations on the assets subject thereto (but solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the lessor thereof or other applicable party thereto.

      Excluded Subsidiaries. Collectively, (a) Emmis International Corporation, an Indiana corporation, and Emmis Pledge Corporation, a Delaware corporation, and each of their respective subsidiaries provided that if such Persons have not been dissolved or merged into the Borrower by March 15, 2001, they shall be Subsidiaries and shall join onto the Security Documents in the same manner as would be required if they were newly formed Subsidiaries pursuant to ss.10.15 hereof, (b) each subsidiary of Emmis International Broadcasting Corporation, (c) Game Warden Wildlife Magazine Journal, LLC, an Indiana limited liability company, Country Sampler Stores LLC, an Illinois limited liability company, (d) any other subsidiary formed or acquired by Emmis International Broadcasting Corporation following the date hereof which is not organized under the laws of the United States or any state or political subdivision of the United States provided that no such subsidiary shall be an Excluded Subsidiary if it is a "Guarantor" under and as defined in the Subordinated Note Indenture and (e) any other subsidiary formed or acquired by the Borrower or any of its subsidiaries following the date hereof and designated as an Excluded Subsidiary by the Borrower upon prior written notice to the Administrative Agent provided that (i) after giving effect to such designation no Default of Event of Default is then continuing or is projected to occur under ss.12 and (ii) such subsidiary shall be an "Unrestricted Subsidiary" under and as defined in the Subordinated Note Indenture and provided further that no such subsidiary shall be an Excluded Subsidiary if it is a "Guarantor" under and as defined in the Subordinated Note Indenture.

      Excluded Taxes.  Seess.7.3.2.
      --------------

      Existing Credit Agreement.  As defined in the recitals hereto.
      -------------------------

      Existing Lenders.  As defined in the recitals hereto.
      ----------------

      FCC.  The  Federal  Communications  Commission  (or any  successor
      ---
agency, commission, bureau, department or other political subdivision of the United States of America).

      FCC License. Any license, permit, certificate of compliance, franchise, approval or authorization granted or issued by the FCC.

      Fee Letter.  The fee letter,  dated as of November  17,  2000,  by
      ----------
and  among  the  Borrower,  the  Administrative  Agent  and the  Initial
Agents.

      Fees. Collectively, the Commitment Fee, the Letter of Credit Fees, the Closing Fee and any other fees that the Borrower may, after the date hereof, agree in writing to pay to the Lenders or the Agents in connection with this Credit Agreement.

      Financial  Affiliate.  A Subsidiary  of the bank  holding  company
      --------------------
controlling any Lender that is engaging in any of the activities permitted byss.4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. ss.1843).

      Funding Date. The first date on which the conditions set forth in ss.13 have been satisfied and any Revolving Credit Loans and the Term Loans are to be made or any Letter of Credit is to be issued hereunder.

      GAAP. (a) When used in ss.12, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

      Governing Documents. With respect to any Person, its certificate or articles of incorporation, membership agreement, partnership agreement or similar charter document, any by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

      Governmental Authority. Any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator, including, without limitation, the FCC.

      Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

      Guaranty. The Fifth Amended and Restated Subsidiary Guaranty, dated or to be dated as of the date hereof, made by each of the Subsidiaries of the Borrower and the EIBC Subsidiaries in favor of the Lenders and the Administrative Agent pursuant to which each such Subsidiary of the Borrower guaranties to the Lenders and the Administrative Agent the payment and performance of the Obligations and in form and substance satisfactory to the Lenders and the Administrative Agent.

      Hazardous Substances.  Seess.9.18(b).
      --------------------

      Hearst-Argyle.  Collectively,  Hearst-Argyle Properties,  Inc. and
      -------------
any of its Subsidiaries.

      Hearst-Argyle Acquisition Documents. Collectively, (a) the Option Agreement, dated June 5, 2000, between Hearst-Argyle and the Borrower, (b) the Program Service and Time Brokerage Agreement, dated June 5, 2000, between Hearst-Argyle and the Borrower, and (c) all other agreements and documents entered into or delivered pursuant to or in connection with the Hearst-Argyle Transaction.

      Hearst-Argyle Transaction. The acquisition by the Borrower or one or more of its Subsidiaries from Hearst-Argyle of substantially all of the assets (including all FCC licenses) used in connection with radio Stations KTAR-AM, KMVP-AM and KKLT-FM, each in Phoenix, Arizona, either in exchange for substantially all of the assets used in connection with a television Station to be selected by Hearst-Argyle, which will be acquired by the Borrower or a Subsidiary of the Borrower immediately prior to such exchange, pursuant to the terms of the Hearst-Argyle Acquisition Documents or for cash in an amount not to exceed $160,000,000 subject to adjustments and prorations provided for in the Hearst-Argyle Acquisition Documents.

      Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

           (a)  every obligation of such Person for money borrowed,

           (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

           (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

           (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

           (e)  every  obligation  of such Person under any  Capitalized
      Lease,

           (f)  every  obligation  of such  Person  under any  Synthetic
      Lease,

           (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

           (h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

           (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

           (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

           (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
      (a) through (j) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

      The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

      Ineligible  Securities.  Securities  which may not be underwritten
      ----------------------
or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.ss.24, Seventh), as amended.

      Initial  Agents.  Collectively,   the  Administrative  Agent,  the
      -------  ------
Syndication Agent and the Documentation Agent.

      Instrument of Accession.  Seess.16.1.
      -----------------------

      Interest Coverage Ratio. At any date of determination, the ratio of (a) Consolidated Operating Cash Flow for the Reference Period most recently ended to
(b) Consolidated Total Interest Expense for such Reference Period.

      Interest Payment Date. (a) As to any Base Rate Loan, the last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three (3) months, the date that is three
(3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

      Interest Period. With respect to each Revolving Credit Loan or all or any relevant portion of the Tranche A Term Loan or the Tranche B Term Loan (a) that is a Eurodollar Rate Loan, initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of a period consisting of one (1), two
(2), three (3) or six (6) months, and if acceptable to all Lenders within the relevant Tranche, nine (9) or twelve (12) months, as selected by the Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement, and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Tranche A Term Loan or the Tranche B Term Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

           (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar
      Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

           (B) if the Borrower shall fail to give notice as provided in ss.2.7, ss.3.5.2 or ss.4.5.2, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

           (C) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

           (D) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit
      Loan), the Tranche A Maturity Date (if comprising the Tranche A Term Loan or a portion thereof) or the Tranche B Maturity Date (if comprising the Tranche B Term Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date, the Tranche A Maturity Date or the Tranche B Maturity Date, as the case may be.

      Interest Rate Agreement. Any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option agreement or other similar agreement or arrangement to which the Borrower and any Lender is a party, designed to protect the Borrower against fluctuations in interest rates.

      Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of Capital Stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person, but excluding accrued interest or earnings thereon. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

      Lender Affiliate. (a) With respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, limited liability company, trust or legal entity) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other entity (whether a corporation, partnership, limited liability company, trust or other legal entity) that is a fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

      Lenders. Collectively, the Revolving Credit Lenders, the Tranche A Lenders and the Tranche B Lenders and any institution that becomes a Lender pursuant to ss.16 or ss.18.

      Letter of Credit.  Seess.6.1.1.
      ----------------

      Letter of Credit Application.  Seess.6.1.1.
      ----------------------------

      Letter of Credit Fee.  Seess.6.6.
      --------------------

      Letter of Credit Participation.  Seess.6.1.4.
      ------------------------------

      License Subsidiaries. Collectively, (a) Emmis License Corporation, Emmis License Corporation of New York, Emmis FM License Corporation of St. Louis, Emmis FM License Corporation of Chicago, KPWR License, Inc., Emmis FM License Corporation of Indianapolis, Emmis FM Radio License Corporation of Indianapolis, Emmis AM Radio License Corporation of Indianapolis, Emmis Radio License Corporation of New York, Emmis 104.1 FM Radio License Corporation of St. Louis, Emmis 106.5 FM License Corporation of St. Louis, Emmis 105.7 FM Radio License Corporation of Indianapolis, Emmis 1310 AM Radio License Corporation of Indianapolis, Emmis Television License Corporation of Honolulu, Emmis Television License Corporation of Green Bay, Emmis Television License Corporation of Mobile, Emmis Television License Corporation of New Orleans, Emmis Television License Corporation of Orlando, Emmis Television License Corporation of Terre Haute, Emmis 105.5 FM Radio License Corporation of Terre Haute, Emmis Television License Corporation of Cape Coral, Emmis 99.9 FM Radio License Corporation of Terre Haute, Emmis License Corporation of Phoenix, Emmis License Corporation of Denver, Emmis Television License Corporation of West Virginia, Emmis Television License Corporation of Tucson, Emmis Television License Corporation of Omaha, Emmis Television License Corporation of Albuquerque, each a California corporation, (b) Wichita License Subsidiary Corp., Topeka License Subsidiary Corp., each a Delaware corporation, and their successors, and (c) any new License Subsidiaries formed or acquired in connection with any Permitted Acquisition, the Reorganization permitted pursuant to ss.22 hereof or any internal reorganization permitted pursuant to ss.11.5.1(a).

      Lien. Any mortgage, deed of trust, security interest, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any Synthetic Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

      LMA Agreement. Any time brokerage agreement, local marketing agreement or related or similar agreements pursuant to which a Person acquires the right to program substantially all of the time and to sell all of the advertising spots of a Station owned by another non-affiliated person in exchange for cash payment, entered into, directly or indirectly, between the Borrower or any of its Subsidiaries and any Person other than the Borrower or any of its Subsidiaries.

      Loan Documents. Collectively, this Credit Agreement, the Notes, the Letter of Credit Applications, the Security Documents and any other documents, agreements or instruments contemplated thereby or executed by the Borrower or a Subsidiary in connection therewith.

      Loan Request.  Seess.2.6.
      ------------

      Loans. Collectively, the Revolving Credit Loans and the Term Loans and for purposes of ss.16 only, any new loan provided to the Borrower in accordance with the terms and conditions set forth in such ss.16.

      Material  Adverse Effect.  With respect to any event or occurrence
      ------------------------
of  whatever  nature   (including  any  adverse   determination  in  any
litigation, arbitration or governmental investigation or proceeding):

           (a) a material adverse effect on the business, properties, condition (financial or otherwise), assets, operations or income of the Borrower and its Subsidiaries, taken as a whole;

           (b) a material adverse effect on the ability of the Borrower individually or the Borrower and its Subsidiaries, taken as a whole, to perform any of their respective Obligations under any of the Loan Documents to which it is a party; or

           (c) any impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, any material impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document or any impairment of the attachment, perfection or priority of any Lien of the Administrative Agent under the Security Documents.

      Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

      Moody's.  Moody's Investors Services, Inc.
      -------

      Mortgaged  Property.  Any  Real  Estate  which is  subject  to any
      -------------------
Mortgage.

      Mortgages. The mortgages and deeds of trust from the Borrower and/or its Subsidiaries to the Administrative Agent with respect to the fee and leasehold interests of the Borrower and its Subsidiaries in certain Real Estate and in form and substance satisfactory to the Administrative Agent.

      Multiemployer  Plan. Any multiemployer  plan within the meaning of
      -------------------
ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

      Necessary Authorization. Any license, permit, consent, franchise, order, approval or authorization from, or any filing, recording or registration with, any Governmental Authority (including without limitation the FCC) necessary to the conduct of any business of the Borrower or any of its Subsidiaries or for the ownership, maintenance and operation by such Person of its Stations and other properties or to the performance by such Person of its obligations under any LMA Agreement.

      Net Cash Equity Issuance Proceeds. With respect to any Equity Issuance, the excess of the gross cash proceeds received by the Borrower or any of its Subsidiaries for such Equity Issuance after deduction of all reasonable and customary transaction expenses (including, without limitation, underwriting discounts and commissions) actually incurred in connection with such a sale or other issuance.

      Net Cash Sale Proceeds. The gross cash proceeds received by the Borrower or any of its Subsidiaries in respect of any Asset Sale or Asset Swap, minus the sum of (a) all reasonable out-of-pocket fees, commissions and other reasonable and customary direct expenses actually incurred in connection with such Asset Sale or Asset Swap, including the amount of any transfer or documentary taxes required to be paid by such Person in connection with such Asset Sale or Asset Swap, plus (b) the aggregate amount of cash so received by such Person which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces any commitment thereunder) in connection with such Asset Sale or Asset Swap, plus (c) any cash reserve in an amount reasonably determined by the Borrower to be necessary in connection with indemnification obligations or potential post-closing purchase price adjustments relating to such Asset Sale or Asset Swap so long as the Administrative Agent holds such cash reserve amount as cash collateral pursuant to ss.5.6 hereof and the Borrower provides to the Administrative Agent an accounting of such proceeds reasonably satisfactory to the Administrative Agent. If the Borrower or any of its Subsidiaries receives any promissory notes or other instruments as part of the consideration for such Asset Sale or Asset Swap or if payment in cash of any portion of the consideration for such Asset Sale or Asset Swap is otherwise deferred or if the amount previously held as a cash reserve for indemnification obligations or purchase price adjustments is reduced, Net Cash Sale Proceeds shall be deemed to include any cash payments in respect of such notes or instruments or otherwise deferred portion of such consideration when and to the extent received by such Person.

      Notes. Collectively, the Revolving Credit Notes, the Tranche A Term Notes, the Tranche B Term Notes and any promissory notes of the Borrower evidencing a new Loan to the Borrower advanced in accordance with the terms and conditions set forth in such ss.16.

      Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders or the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under or in connection with this Credit Agreement or any of the other Loan Documents or any Interest Rate Agreement required to be maintained pursuant to the terms of this Credit Agreement or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

      Operating Subsidiaries. Collectively, (a) Emmis 105.7 FM Radio Corporation of Indianapolis, Emmis 1310 AM Radio Corporation of Indianapolis, Emmis FM Broadcasting Corporation of Indianapolis, Emmis FM Radio Corporation of Indianapolis, Emmis AM Radio Corporation of Indianapolis, Emmis Broadcasting Corporation of New York, Emmis Meadowlands Corporation, Emmis FM Broadcasting Corporation of Chicago, Emmis FM Broadcasting Corporation of St. Louis, KPWR, Inc., Emmis DAR, Inc., Emmis Publishing Corporation, Emmis 104.1 FM Radio Corporation of St. Louis, Emmis 1380 AM Radio Corporation of St. Louis, Emmis
106.5 FM Broadcasting Corporation of St. Louis, Emmis Broadcasting Corporation of Phoenix, and Emmis Broadcasting Corporation of Denver, each an Indiana corporation; (b) Mediatex Communications Corporation, Texas Monthly, Inc., and Mediatex Development Corporation, each a Texas corporation, (c) Emmis 101.9 FM Radio Corporation of New York, a Michigan corporation, (d) Emmis FM Holding Corporation of New York, Emmis Radio Corporation of New York, Los Angeles Magazine, Inc., Los Angeles Magazine Holding Company, Inc., and KOIN-TV, Inc., each a Delaware corporation, (e) Big Hit Marketing, Inc. an Illinois corporation, (f) SJL of Kansas Corporation, a Kansas corporation, (g) Topeka Television Corporation, a Missouri corporation, (h) the Partnership Subsidiaries and their successors and (i) any new Operating Subsidiaries acquired in connection with any Permitted Acquisitions, the Reorganization permitted pursuant to ss.22 hereof or any internal reorganization permitted pursuant to ss.11.5.1(a).

      outstanding.  With  respect to the  Loans,  the  aggregate  unpaid
      -----------
principal thereof as of any date of determination.

      Partnership Pledge Agreement. The Third Amended and Restated Collateral Assignment of Partnership Interests, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, among the partners of the Partnership Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, in form and substance satisfactory to the Administrative Agent.

      Partnership    Subsidiaries.     Collectively,    Emmis    Indiana
      ---------------------------
Broadcasting,   L.P.,  Emmis  Publishing,   L.P.  and  Emmis  Television
Broadcasting, L.P., each an Indiana limited partnership.

      PBGC. The Pension Benefit  Guaranty  Corporation  created byss.4002
      ----
of  ERISA  and  any  successor   entity  or  entities   having   similar
responsibilities.

      Perfection  Certificates.  The Perfection  Certificates as defined
      ------------------------
in the Security Agreements.

      Permitted Acquisition.  Any acquisition permitted underss.11.5.1.
      ---------------------

      Permitted  Holders.  Jeffrey  Smulyan,  his spouse,  his children,
      ------------------
his grandchildren and trusts created for the benefit of any of the foregoing.

      Permitted Liens.  Liens permitted byss.11.2.
      ---------------

      Person.   Any  individual,   corporation,   limited   liability   company,
partnership,   limited  liability   partnership,   trust,  other  unincorporated
association, business, or other legal entity, and any Governmental Authority.

      Pledge  Agreements.  Collectively,  the Borrower Pledge Agreement,
      ------------------
the Subsidiary Pledge Agreement and the Partnership Pledge Agreements.

      Pro Forma Basis. In connection with any proposed Permitted Acquisition, (including acquisitions contemplated in connection with an LMA Agreement), Asset Sale or Asset Swap, the calculation of compliance with the financial covenants set forth in ss.12 by the Borrower and its Subsidiaries (after including the business, business division or Person to be acquired in connection with any Permitted Acquisition or Asset Swap as if such business, business division or Person were a Subsidiary and after excluding any business, business division or Person to be sold or otherwise disposed of in connection with any Asset Sale or Asset Swap). The calculation of such compliance shall be determined as of the most recently ended Test Period by reference to the financial results of the Borrower and its Subsidiaries for such Test Period after adjusting the same to
(i) exclude the financial results attributable to any business, business division or Person to be sold or otherwise disposed of in connection with any such Asset Sale or Asset Swap as if such transaction occurred immediately prior to such Test Period, and (ii) include the audited financial results of any business, business division or Person to be acquired in connection with such Permitted Acquisition or Asset Swap, if available for such Test Period, or if such audited financial results are not available for such Test Period, any unaudited financial results or any management reports as are approved by the Administrative Agent in respect of such business, business division or Person, as if such Permitted Acquisition or Asset Swap had occurred immediately prior to such Test Period and including the adjustments described in clauses (a), (b),
(c) and (d) below; and, following a Permitted Acquisition, Asset Sale or Asset Swap, the calculation of compliance with the covenants set forth in ss.12 for the fiscal quarter in which such Permitted Acquisition, Asset Sale or Asset Swap occurred and each of the three (3) fiscal quarters immediately following such transaction shall be calculated in the manner set forth above for any portion of the then applicable Reference Period which occurred prior to the date of such transaction including the adjustments described in clauses (a), (b), (c) and (d) below:

           (a) all Indebtedness (whether under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred, made or assumed in connection with a Permitted Acquisition, Asset Sale or Asset Swap shall be deemed to have been incurred, made or assumed on the first day of the Test Period, and all Indebtedness of the Person acquired or to be acquired in such Permitted Acquisition, Asset Sale or Asset Swap or which is attributable to the business or business division acquired or to be acquired which was or will have been repaid in connection with the consummation of the Permitted Acquisition, Asset Sale or Asset Swap shall be deemed to have been repaid on the first day of the Test Period;

           (b) all Indebtedness assumed to have been incurred pursuant to the preceding clause (a) shall be deemed to have borne interest at (i) the arithmetic mean of (A) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one (1) month in effect on the first day of the Test Period and (B) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one (1) month in effect on the last day of the Test Period plus (ii) the Applicable Margin with respect to Revolving Credit Loans which are Eurodollar Rate Loans then in effect (after giving effect to the Permitted Acquisition on a pro forma basis);

           (c) for purposes of calculating Consolidated Operating Cash Flow for the Test Period, other reasonable cost savings, expenses and other income statement, or operating statement adjustments as may be approved by the Initial Agents in writing which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition (including the amount of any pre-acquisition management fees paid during such period in connection with the operation of any Station subject to such Permitted Acquisition or Asset Swap to the extent such fees are not payable after such transaction) shall be deemed to have been realized on the first day of the Test Period, provided that the Initial Agents shall be under no obligation to approve such cost savings, expenses or other adjustments and provided further that in respect of the Scheduled Transactions, the amount of any pro forma expense reductions reasonably anticipated by the Borrower to be realized after the Scheduled Transactions, to the extent such expenses were otherwise deducted from Consolidated Operating Cash Flow, shall not exceed the amount set forth below for any period of four (4) consecutive fiscal quarters ending on the dates set forth below:



       ------------------------------------------------------

            Period Ending               Maximum Pro
                                  Forma Expense Reduction
       ------------------------------------------------------
       ------------------------------------------------------

          November 30, 2000                $4,500,000
       ------------------------------------------------------
       ------------------------------------------------------

          February 28, 2001                $3,000,000
       ------------------------------------------------------
       ------------------------------------------------------

             May 31, 2001                  $1,500,000
       ------------------------------------------------------

           (d) for purposes of calculating Consolidated Operating Cash Flow for the Test Period, with respect to any Permitted Acquisition or Asset Swap, Consolidated Net Income (or Deficit) shall be increased by (i) the amount of any bad debt reserve adjustment associated with any accounts receivable on the books of such acquired Station on the date of acquisition thereof to the extent that such accounts receivable are not acquired by the Borrower or any of such Subsidiaries, and (ii) the amount of any bad debt reserve adjustment associated with any accounts receivable on the books of such acquired Station on the date of acquisition thereof and which are acquired by the Borrower or any of such Subsidiaries to the extent such bad debt reserve adjustment exceeds the amount the Borrower would have reserved with respect to such accounts receivable in accordance with its customary reserve practices.

      Pro Forma Fixed Charge Coverage Ratio. At any date of determination, the ratio of (a) Consolidated Operating Cash Flow for the Reference Period ending on such date to (b) Pro Forma Fixed Charges for the Reference Period commencing on the date following such date of determination.

      Pro Forma Fixed Charges. With respect to any date of determination, the sum of (a) Consolidated Total Interest Expense required to be paid or accrued by the Borrower or any of its Subsidiaries during the period of four (4) consecutive fiscal quarters commencing on the date following such date of determination, plus (b) the sum of all principal scheduled to be paid by each such Person with respect to Consolidated Total Funded Debt during such four (4) quarter period, plus (c) all Capital Expenditures scheduled to be made by the Borrower and/or its Subsidiaries during such four (4) quarter period, plus (d) the aggregate amount of cash taxes projected to be paid by the Borrower and/or its Subsidiaries during such four (4) quarter period, plus (e) the aggregate amount of all Distributions that the Borrower projects will be paid during such four (4) quarter period on its preferred stock. For purposes of the foregoing calculation, (A) the amount of Capital Expenditures scheduled to be made by the Borrower and its Subsidiaries shall be deemed to equal the amount of Capital Expenditures projected to be made during such prospective four (4) quarter period pursuant to the Projections or any updated budget delivered pursuant to ss.10.4(e) (or updated projections delivered in connection with a proposed Permitted Acquisition (including acquisitions contemplated in connection with an LMA Agreement), Asset Sale or Asset Swap for purposes of calculating covenant compliance on a Pro Forma Basis under ss.11.5.1(b)(ii)) unless the Lenders disapprove the use of such updated projections for use in this definition, (B) the amount of cash taxes projected to be paid by the Borrower and its Subsidiaries during such prospective four (4) quarter period shall be deemed to be the amount projected in the most recent budget to be paid for such period by the Borrower, (c) interest payable hereunder for such prospective four (4) quarter period shall be determined based upon the Type of Loans outstanding as of the date of determination and using the interest rate in effect for each Type of Loan on such date, (D) the principal amount of and the interest rate on any other Indebtedness for borrowed money during such prospective four (4) quarter period shall be the principal amount of and the interest rate on such Indebtedness on the date of determination which, for purposes of calculating covenant compliance on a Pro Forma Basis pursuant to ss.11.5.1(b), shall be inclusive of any Indebtedness (other than the Loans) to be assumed or incurred in connection with any proposed Permitted Acquisition or Asset Swap, and (E) the aggregate principal amount of Loans outstanding during each day of such prospective four (4) quarter period shall be deemed, for purposes of calculating interest payable hereunder, to be equal to the sum of (i) the lesser of (x) the average daily principal amount of the Revolving Credit Loans outstanding during the fiscal quarter ending on such date of determination and (y) the Total Revolving Credit Commitment in effect on the date of determination plus (ii) the aggregate principal amount of the Term Loans outstanding on the date of determination as adjusted to reflect principal payments scheduled to be made during such period plus for purposes of calculating covenant compliance on a Pro Forma Basis pursuant to ss.11.5.1(b), the aggregate principal amount of any Loans to be advanced in connection with any proposed Permitted Acquisition or Asset Swap.

      Program. Any television series or other program produced or distributed for television, or film or video release (including any syndicated series or other program regardless of its medium of initial exploitation), in each case whether recorded on film, videotape, audio tape, cassette, cartridge, disc or by any other means, method, process or device, whether now known or hereafter developed.

      Program   Contracts.   All  contracts  for  television  and  film.
      -------------------
Programs,   music  and  related  audio  rights  and  syndicated   series
exhibition rights acquired under license agreements.

      Program  Rights.  Any right whether  arising  under  Program  Contracts or
otherwise,  to  sell,  distribute,   subdistribute,  exhibit,  lease,  sublease,
license, sublicense or otherwise exploit Programs.

      Program Rights Costs. The maximum amount which the Borrower and/or any of its Subsidiaries or its or their co-venturers have furnished or have contractually committed to furnish (whether or not such commitments shall be reflected as an asset or liability on the Consolidated balance sheet of the Borrower) toward the production or acquisition by the Borrower and/or any of its Subsidiaries or its or their co-venturers of any Program Rights with respect to any Program.

      Programming Amortization Expense. For any period, total amortization expense of the Borrower and its Subsidiaries for such period which is directly attributable to Programs, Program Rights or Program Contracts, determined on a consolidated basis in accordance with GAAP.

      Programming Cash Payments. For any period, the aggregate cash payments actually made by Borrower and its Subsidiaries during such period in respect of Programming Obligations, determined on a consolidated basis in conformity with GAAP.

      Programming Obligations. For any period, all direct or indirect liabilities (including, but without duplication, any guaranties and other contingent obligations relating to or arising in connection with a Programming Obligation), contingent or otherwise, with respect to Program Contracts, Programs or Program Rights, (including, without limitation, all Program Rights Costs) of the Borrower and/or its Subsidiaries whether or not reflected on the consolidated balance sheet of the Borrower and its subsidiaries prepared in conformity with GAAP.

      Projections.  Seess.9.4.3.
      -----------

      Real  Estate.  All real  property  at any time owned or leased (as
      ------------
lessee or sublessee) by the Borrower or any of its Subsidiaries.

      Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

      Reference Lender.  Toronto Dominion.
      ----------------

      Reference Period. As of any date of determination, the period of four (4) consecutive fiscal quarters of the Borrower and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period).

      Register.  Seess.18.3.
      --------

      Reimbursement Obligation. The Borrower's obligation to reimburse the Administrative Agent and the Revolving Credit Lenders on account of any drawing under any Letter of Credit as provided in ss.6.2.

      Reorganization. Seess.22.
      --------------

      Reorganization Subsidiaries.  Seess.22.
      ---------------------------

      Required Lenders. As of any date, the Lenders holding greater than fifty percent (50%) of the sum of (i) the outstanding principal amount of the Tranche A Term Notes and the Tranche B Term Notes on such date and (ii) the Revolving Credit Commitment; and if no such principal is outstanding, the Lenders whose aggregate Revolving Credit Commitments, the undrawn portion of any Tranche A Commitments and the undrawn portion of any Tranche B Commitments constitutes more than fifty percent (50%) of the Total Commitment.

      Restricted Payment. In relation to the Borrower and its Subsidiaries,  any
(a) Distribution, (b) payment in respect of Subordinated Debt, (c) payment of management, consulting or similar fees to Affiliates of the Borrower or such Subsidiary, or (d) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating the Borrower or such Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any Capital Stock of the Borrower or such Subsidiary.

      Revolving Credit Commitment. With respect to each Revolving Credit Lender, the amount set forth on Schedule 1 hereto (as adjusted from time to time pursuant to ss.ss.16 and/or 18) as the amount of such Revolving Credit Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced or increased from time to time pursuant to ss.16 or ss.18 hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

      Revolving Credit Lenders. Each Lender which has a Revolving Credit Commitment set forth opposite its name on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Revolving Credit Lender pursuant to ss.18 or who agrees to advance additional Revolving Credit Loans pursuant to ss.16.

      Revolving Credit Loan Maturity Date. February 28, 2009; provided that if on March 15, 2008, the Subordinated Notes remain outstanding and the maturity date of such Subordinated Notes shall not have been extended until March 15, 2010 or later, the Revolving Credit Loan Maturity Date shall be September 15, 2008.

      Revolving  Credit  Loans.  Revolving  credit  loans  made or to be
      ------------------------
made by the Revolving Credit Lenders to the Borrower pursuant toss.2.

      Revolving   Credit  Note  Record.  A  Record  with  respect  to  a
      --------------------------------
Revolving Credit Note.

      Revolving Credit Notes.  Seess.2.4.
      ----------------------

      Scheduled   Transaction.   As   defined  in  the   definition   of
      -----------------------
"Consolidated Operating Cash Flow".
------------- --------- ---- ----

      Security   Agreements.   Collectively,   the   Borrower   Security
      ---------------------
Agreement and the Subsidiary Security Agreement.

      Security Documents. The Guaranty, the Security Agreements, the Mortgages, the Trademark Agreements, the Copyright Mortgage, the Pledge Agreements, the Collateral Assignments of Contracts and all other instruments and documents, including without limitation UCC financing statements, required to be executed or delivered pursuant to any Security Document.

      Senior  Funded Debt.  At any time of  determination,  Consolidated
      -------------------
Total Funded Debt minus Subordinated Debt.
                  -----

      Senior Leverage Ratio. At any time of determination, the ratio of (a) Senior Funded Debt as at such date to (b) Consolidated Operating Cash Flow for the Reference Period ending on such date.

      Settlement. The making or receiving of payments, in immediately available funds, by the Revolving Credit Lenders, to the extent necessary to cause each Revolving Credit Lender's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Revolving Credit Lender's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

      Settlement Amount.  Seess.2.9.1.
      -----------------

      Settlement Date. (a) The Drawdown Date relating to any Loan Request, (b) Friday of each week, or if a Friday is not a Business Day, the Business Day immediately following such Friday, (c) at the option of the Administrative Agent, on any Business Day following a day on which the account officers of the Administrative Agent active upon the Borrower's account become aware of the existence of an Event of Default, (d) any Business Day on which the amount of Revolving Credit Loans outstanding from Toronto Dominion plus Toronto Dominion's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than Toronto Dominion's Commitment Percentage of the Total Revolving Credit Commitment, (e) the Business Day immediately following any Business Day on which the amount of Revolving Credit Loans outstanding increases or decreases by more than $2,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Base Rate Loan to a Eurodollar Rate Loan occurs, or (g) any Business Day on which the amount of outstanding Revolving Credit Loans decreases.

      Settling Lender.  Seess.2.9.1.
      ---------------

      Solvent. With respect to any Person as of any date of determination, (a) the fair value of the property of such Person (both at fair valuation and at present fair saleable value) is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liquidity of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed in an amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

      S&P.  Standard & Poor's Ratings Group.
      ---

      Station. All of the properties, assets and operating rights constituting a system for transmitting radio or television signals from a transmitter licensed by the FCC, together with any subsystem which is ancillary to such system and including all the Stations set forth on Schedule 9.3(b) hereto..

      Subordinated   Debt.   Collectively,   (a)  the  Subordinated   Notes  and
Subordinated Guaranties and (b) any other unsecured Indebtedness (including guaranties by Subsidiaries of the unsecured Indebtedness issued by the Borrower or Subsidiaries of the Borrower) of the Borrower or any of its Subsidiaries issued after the Funding Date that is expressly subordinated and made junior to the payment and performance in full in cash of the Obligations, and evidenced as such by a written instrument containing subordination provisions in form and substance reasonably satisfactory to the Initial Agents and approved by the Initial Agents in writing ("Additional Subordinated Debt"); provided that the material terms and conditions of such Additional Subordinated Debt are less restrictive than the terms and conditions set forth in this Credit Agreement with respect to the Obligations but no more restrictive than the terms and conditions of the Subordinated Notes as reasonably determined by the Initial Agents. For the purposes of clarification, if any Additional Subordinated Debt has an interest rate higher than the interest rate applicable to the Subordinated Notes, such Additional Subordinated Debt shall not be deemed more restrictive than the Subordinated Notes solely because of such higher interest rate.

      Subordinated Guaranties. The Guaranties of certain subsidiaries of the Borrower of the obligations of the Borrower under the Subordinated Notes pursuant to the Subordinated Note Indenture which are subordinated to the repayment of the Obligations in accordance with the terms of the Subordinated
Note Indenture.

      Subordinated Note Documents. Each of the documents, instruments (including the Subordinated Notes) and other agreements entered into or delivered by the Borrower (including, without limitation, the Subordinated Note Indenture) and/or any Subsidiary of the Borrower relating to the issuance by the Borrower of the Subordinated Notes and any guaranties or other documents related thereto, as in effect on February 12, 1999, and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including, without limitation, ss.11.8) and thereof.

      Subordinated Note Indenture. The Indenture, dated as of February 12, 1999, by and between the Borrower and Bank of New York (as successor to IBJ Whitehall Bank & Trust Company), as trustee thereunder, with respect to the Subordinated Notes, as in effect on February 12, 1999 and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including, without limitation, ss.11.8) and thereof.

      Subordinated  Notes. The 8.125% Subordinated Notes due 2009 in the
      --------------------
aggregate principal amount of $300,000,000 issued by the Borrower under the Subordinated Note Indenture.

      Subsidiary. Any corporation, association, trust, partnership, limited liability company or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock. For purposes of this Credit Agreement, with respect to the Borrower or any of its Subsidiaries, "Subsidiary" shall include all Subsidiaries of the Borrower other than Excluded Subsidiaries, except as otherwise expressly provided.

      Subsidiary Pledge Agreement. The Fifth Amended and Restated Pledge Agreement, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, among the Subsidiaries of the Borrower and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

      Subsidiary Security Agreement. The Fifth Amended and Restated Subsidiary Security Agreement, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, among the Subsidiaries of the Borrower, the EIBC Subsidiaries and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

      Subsidiary Trademark Agreement. The Fourth Amended and Restated Subsidiary Trademark Collateral Security and Pledge Agreement, dated or to be dated as of the date hereof, as the same may be amended from time to time hereafter, among the Subsidiaries of the Borrower, the EIBC Subsidiaries and the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

      Syndication Agent.  As defined in the preamble hereto.
      -----------------

      Synthetic  Lease.  Any lease of goods or other  property,  whether
      ----------------
real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

      Term  Loans.  Collectively,  the  Tranche  A  Term  Loan  and  the
      -----------
Tranche B Term Loan.

      Term Note  Records.  Collectively,  the Tranche A Note Records and
      ------------------
the Tranche B Note Records.

      Test Period. In connection with the calculation of financial covenant compliance on a Pro Forma Basis, the period of four (4) consecutive fiscal quarters most recently ended prior to the relevant determination date for which financial information is available for the Borrower and its Subsidiaries.

      Title Insurance Company. With respect to each Mortgaged Property, as applicable, Chicago Title Insurance Company; Continental Lawyers Title Insurance Corporation; First American Title Insurance Company, Commonwealth Land Title Insurance Company, and Illinois Commonwealth Property or any other title insurance company reasonably acceptable to the Administrative Agent, and collectively if the context requires all such companies.

      Title Policy. In relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Administrative Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be reasonably determined by the Administrative Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Borrower or one of its Subsidiaries holds marketable fee simple or leasehold title (as applicable) to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Administrative Agent in its discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement, (d) revolving credit endorsement,
(e) tie-in endorsement, (f) doing business endorsement and (g) ALTA form 3.1 zoning endorsement.

      Toronto  Dominion.  Toronto  Dominion  (Texas),  Inc.,  a Delaware
      -----------------
corporation, in its individual capacity.

      Total Commitment. The sum of (a) the Total Revolving Credit Commitment, plus (b) sum of the Tranche A Commitments of the Tranche A Lenders, plus (c) the sum of the Tranche B Commitments of the Tranche B Lenders.

      Total Leverage Ratio. As at any date of determination, the ratio of (a) Consolidated Total Funded Debt outstanding on such date to (b) Consolidated Operating Cash Flow for the Reference Period ending on such date.

      Total Percentage. With respect to each Lender without duplication, the Term Loans and Revolving Credit Commitments (or, if the Revolving Credit Commitments are terminated, Revolving Credit Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations, and participating interests in the risk relating to outstanding Letters of Credit) held by such Lender as a percentage of the sum of (a) the outstanding principal amount of the Term Loans plus (b) the greater of (i) the Total Revolving Credit Commitment and (ii) the outstanding principal amount of the Revolving Credit Loans, Unpaid Reimbursement Obligations and the Maximum Drawing Amount of Letters of Credit.

      Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Revolving Credit Lenders, as in effect from time to time, which as of the Funding Date shall be equal to the aggregate principal amount of $320,000,000, as such amount may be decreased from time to time pursuant to the terms hereof or increased thereafter pursuant to the terms and conditions set forth in ss.16.

      Trademark   Agreements.   Collectively,   the  Borrower  Trademark
      ----------------------
Agreement and the Subsidiary Trademark Agreement.

      Trades. Those assets and liabilities of the Borrower and any of its Subsidiaries which do not represent the right to receive payment in cash or the obligation to make payment in cash and which arise pursuant to so-called trade or barter transactions.

      Tranche. Collectively, or individually as the context indicates, the Revolving Credit Loans if any are outstanding, and/or the Tranche A Term Loan and/or the Tranche B Term Loan, and for purposes of ss.16 only, any new Loan provided to the Borrower in accordance with the terms and conditions set forth in such ss.16.

      Tranche A Commitment. With respect to each Tranche A Lender, the agreement of such Person to make a Tranche A Term Loan on the Funding Date in the amount set forth on Schedule 1 and, if applicable, any additional commitment to make a Tranche A Term Loan as provided in ss.16 or as such amount may be adjusted pursuant to ss.18.

      Tranche A Lenders. Each Lender which has a Tranche A Commitment set forth opposite its name on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Tranche A Lender pursuant to ss.18 or who agrees to advance additional Tranche A Term Loans pursuant to ss.16.

      Tranche A Maturity Date. February 28, 2009; provided that if on March 15, 2008, the Subordinated Notes remain outstanding and the maturity date of such Subordinated Notes shall not have been extended until March 15, 2010 or later, the Tranche A Maturity Date shall be September 15, 2008.

      Tranche A Note  Record.  A Record with respect to a Tranche A Term
      ----------------------
Note.

      Tranche A Reduction Date.  Seess.3.3.
      ------------------------

      Tranche A Reduction Percentage.  Seess.3.3.
      ------------------------------

      Tranche A Term Loan. The term loan made or to be made by the Tranche A Lenders to the Borrower on the Funding Date in the aggregate principal amount of $480,000,000 pursuant to ss.3.1, as such amount may be increased thereafter pursuant to the terms and conditions set forth in ss.16.

      Tranche A Term Notes.  Seess.3.2.
      --------------------

      Tranche B Commitment. With respect to each Tranche B Lender, the agreement of such Person to make a Tranche B Term Loan on the Funding Date in the amount set forth on Schedule 1 or any additional commitment to make a Tranche B Term Loan as provided in ss.16 or as such amount may be adjusted pursuant to ss.18 hereof.

      Tranche B Lenders. Each Lender which has a Tranche B Commitment set forth opposite its name on Schedule 1 and any other Person who becomes an assignee of any rights and obligations of a Tranche B Lender pursuant to ss.18 or who agrees to advance additional Tranche B Term Loans pursuant to ss.16.

      Tranche B Maturity Date. August 31, 2009; provided that if on March 15, 2008, the Subordinated Notes remain outstanding and the maturity date of such Subordinated Notes shall not have been extended until March 15, 2010 or later, the Tranche B Maturity Date shall be December 15, 2008.

      Tranche B Note  Record.  A Record with respect to a Tranche B Term
      ----------------------
Note.

      Tranche B Reduction Date.  Seess.4.3.
      ------------------------

      Tranche B Reduction Percentage.  Seess.4.3.
      ------------------------------

      Tranche B Term Loan. The term loan made or to be made by the Tranche B Lenders to the Borrower on the Funding Date in the aggregate principal amount of $600,000,000 pursuant to ss.4.1, as such amount may be increased thereafter pursuant to the terms and conditions set forth in ss.16.

      Tranche B Term Notes.  Seess.4.2.
      --------------------

      Type. As to any Revolving Credit Loan or all or any portion of the Tranche A Term Loan or Tranche B Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

      UCC.  The  Uniform  Commercial  Code as in  effect in the State of
      ---
New York.

      Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Administrative Agent and the Revolving Credit Lenders on the date specified in, and in accordance with, ss.6.2.

      Voting Stock. Capital Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the Person involved, whether or not the right so to vote exists by reason of the happening of a contingency.

      1.2.  Rules of Interpretation.

           (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

           (b)  The   singular   includes  the  plural  and  the  plural
      includes the singular.

           (c) A reference to any law includes any amendment or modification to such law.

           (d)  A  reference  to  any  Person   includes  its  permitted
      successors and permitted assigns.

           (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

           (f) The words "include", "includes" and "including" are not limiting.

           (g) All terms not specifically defined herein or by GAAP, which terms are defined in the UCC have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the UCC.

           (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

           (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

           (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

           (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

           (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

                        2. THE REVOLVING CREDIT FACILITY.

      2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each of the Revolving Credit Lenders severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Funding Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Administrative Agent given in accordance with ss.2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Revolving Credit Lender's Revolving Credit Commitment minus such Revolving Credit Lender's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding aggregate amount of all Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Total Revolving Credit Commitment at such time. The Revolving Credit Loans shall be made pro rata in accordance with each Revolving Credit Lender's Commitment Percentage of the Total Revolving Credit Commitment. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.13 and ss.14, in the case of the initial Revolving Credit Loans to be made on the Funding Date, and ss.14, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

      2.2. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the accounts of the Revolving Credit Lenders in accordance with their respective Commitment Percentages of the Total Revolving Credit Commitment a commitment fee (the "Commitment Fee") calculated at the rate (a) at any time when the Total Leverage Ratio, determined as at the last day of the Reference Period most recently ended, equals or exceeds 6.00:1.00, 0.500% per annum, (b) at any time when the Total Leverage Ratio, determined as at the last day of the Reference Period most recently ended, equals or exceeds 5.00:1.00, but is less than 6.00:1.00, 0.375% per annum, and (c) at any time when the Total Leverage Ratio, determined as at the last day of the Reference Period most recently ended, is less than 5.00:1.00, 0.250% per annum on the average daily amount during each calendar quarter or portion thereof from the Funding Date to the Revolving Credit Loan Maturity Date by which the Total Revolving Credit
Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The Commitment Fee shall be payable quarterly in arrears on each Interest Payment Date with respect to Base Rate Loans, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

      2.3. Reduction of Revolving Credit Commitment. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $5,000,000 or an integral multiple thereof or to terminate entirely the Total Revolving Credit Commitment, whereupon the Revolving Credit Commitments of the Revolving Credit Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the Total Revolving Credit Commitment of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this ss.2.3, the Administrative Agent will notify the Revolving Credit Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Revolving Credit Lenders the full amount of any Commitment Fee then accrued on the amount of the reduction. No reduction or termination of the Revolving Credit Commitments may be reinstated. In addition, the Total Revolving Credit Commitment shall be reduced in accordance with ss.5.

      2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Revolving Credit Lender in a principal amount equal to such Revolving Credit Lender's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Revolving Credit Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Revolving Credit Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Revolving Credit Lender's Revolving Credit Note, an appropriate notation on such Revolving Credit Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Revolving Credit Lender's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Revolving Credit Lender, but the failure to record, or any error in so recording, any such amount on such Revolving Credit Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

      2.5.  Interest  on Revolving  Credit  Loans.  Except  as otherwise
            -------------------------------------
provided inss.7.11,

           (a) Each Revolving Credit Loan which is a Base Rate Loan shall bear interest for each day on which such Base Rate Loan is outstanding at the rate per annum equal to the Base Rate plus the Applicable Margin in effect from time to time with respect to Revolving Credit Loans which are Base Rate Loans.

           (b) Each Revolving Credit Loan which is a Eurodollar Rate Loan shall bear interest for each Interest Period applicable thereto at the rate per annum equal to the Eurodollar Rate determined for each Interest Period plus the Applicable Margin in effect from time to time with respect to Revolving Credit Loans which are Eurodollar Rate Loans.

 The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

      2.6.  Requests for Revolving Credit Loans.

      The Borrower shall give to the Administrative Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no less than (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Type of such Revolving Credit Loan and (iv) the Interest Period for such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Revolving Credit Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Revolving Credit Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of (a) in the case of Base Rate Loans, $500,000 or in integral multiples of $100,000 in excess thereof and (b) in the case of Eurodollar Rate Loans, $1,000,000 or in integral multiples of $100,000 in excess thereof; provided, that no more than twelve (12) Eurodollar Rate Loans having different Interest Periods may be outstanding at any time.

      2.7.  Conversion Options.

           2.7.1. Conversion to Different Type of Revolving Credit Loan. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Administrative Agent at least three (3) Eurodollar Business Days prior written notice of such election; and no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Event of Default has occurred and is continuing. On the date on which such conversion is being made each Revolving Credit Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving
      Credit Loan of another Type as provided herein; provided that if a Eurodollar Rate Loan is converted to a Base Rate Loan on a day which is not the last day of the Interest Period relating thereto, the Borrower shall indemnify the Lenders for any additional costs relating thereto pursuant to ss.7.10. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

           2.7.2. Continuation of Type of Revolving Credit Loan. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in ss.2.7.1; provided that no Eurodollar Rate Loan may be continued as such when any Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Event of Default of which officers of the Administrative Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto. The Administrative Agent shall notify the Revolving Credit Lenders promptly when any such automatic conversion contemplated by this ss.2.7 is scheduled to occur.

           2.7.3. Eurodollar Rate Loans. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or an integral multiple of $100,000 in excess thereof. No more than twelve (12) Eurodollar Rate Loans having different Interest Periods may be outstanding at any time.

      2.8.  Funds for Revolving Credit Loans.

           2.8.1. Funding Procedures. Not later than 12:00 noon (Houston, Texas time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Revolving Credit Lenders will make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, the amount of such Revolving Credit Lender's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Revolving Credit Lender of such amount, and upon receipt of the documents required by ss.ss.13 and 14 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Revolving Credit Lenders. The failure or refusal of any Revolving Credit Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Revolving Credit Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Revolving Credit Lender's Commitment Percentage of any requested Revolving Credit Loans.

           2.8.2. Advances by Administrative Agent. The Administrative Agent may, unless notified to the contrary by any Revolving Credit Lender prior to a Drawdown Date, assume that such Revolving Credit Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Revolving Credit Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative
      Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Revolving Credit Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Revolving Credit Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause
      (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount of such Revolving Credit Lender's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Revolving Credit Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Revolving Credit Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Revolving Credit Lender. If the amount of such Revolving Credit Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Revolving Credit Lender within three
      (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

      2.9.  Settlements.

           2.9.1. General. On each Settlement Date, the Administrative Agent shall, not later than 12:00 noon (Houston, Texas time), give telephonic or facsimile notice (a) to the Revolving Credit Lenders and the Borrower of the respective outstanding amount of Revolving Credit Loans made by the
      Administrative Agent on behalf of the Revolving Credit Lenders from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to ss.2.6) on such date pursuant to a Loan Request and (b) to the Revolving Credit Lenders of the amount (a "Settlement Amount") that each Revolving Credit Lender (a "Settling Lender") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Administrative Agent submitted to the Revolving Credit Lenders and the Borrower or to the Revolving Credit Lenders with respect to any amounts owing under this ss.2.9 shall be prima facie evidence of the amount due and owing. Each Settling Lender shall, not later than 4:00 p.m. (Houston, Texas time) on such Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Lender. All funds advanced by any Revolving Credit Lender as a Settling Lender pursuant to this ss.2.9 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Lender to the Borrower and all funds received by any Revolving Credit Lender pursuant to this ss.2.9 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Revolving Credit Lender. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevent a Settling Lender from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Lender will make such dispositions and arrangements with the other Revolving Credit Lenders with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Revolving Credit Lender's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Revolving Credit Lender's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

           2.9.2. Failure to Make Funds Available. The Administrative Agent may, unless notified to the contrary by any Settling Lender prior to a Settlement Date, assume that such Settling Lender has made or will make available to the Administrative Agent on such Settlement Date the amount of such Settling Lender's Settlement Amount, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Settling Lender makes available to the Administrative Agent such amount on a date after such Settlement Date, such Settling Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount of such Settlement Amount, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Settling Lender with respect to any amounts owing under this ss.2.9.2 shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Lender. If such Settling Lender's Settlement Amount is not made available to the Administrative Agent by such Settling Lender within three (3) Business Days following such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date.

           2.9.3. No Effect on Other Revolving Credit Lenders. The failure or refusal of any Settling Lender to make available to the Administrative Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Lender's Settlement Amount shall not (a) relieve any other Settling Lender from its several obligations hereunder to make available to the Administrative Agent the amount of such other Settling Lender's Settlement Amount or (b) impose upon any Revolving Credit Lender, other than the Settling Lender so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Revolving Credit Commitment of such other Revolving Credit Lender.

      2.10.   Repayment Of The Revolving Credit Loans.

           2.10.1. Maturity. The Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

           2.10.2. Mandatory Repayments of Revolving Credit Loans. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Revolving Credit Commitment at such time, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Revolving Credit Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by ss.6.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Revolving Credit Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Revolving Credit Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, the Borrower shall repay the Revolving Credit Loans in accordance with ss.5.

           2.10.3. Optional Repayments of Revolving Credit Loans. The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that no Eurodollar Rate Loans may be prepaid pursuant to this ss.2.10.3 except on the last day of the Interest Period relating thereto unless breakage costs incurred by the Revolving Credit Lenders in connection therewith are paid by the Borrower in accordance with ss.7.10. The Borrower shall give the Administrative Agent, no later than 11:00 a.m. (Houston, Texas time) at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this ss.2.10.3 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this ss.2.10.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $5,000,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Revolving Credit Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Revolving Credit Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                           3. THE TRANCHE A TERM LOAN.

      3.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each Tranche A Lender agrees to lend to the Borrower on the Funding Date the amount of its Commitment Percentage of the Tranche A Term Loan.

      3.2. The Tranche A Term Notes. The Tranche A Term Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit C hereto (each a "Tranche A Term Note"), and completed with appropriate insertions. One Tranche A Term Note shall be payable to the order of each Tranche A Lender in a principal amount equal to such Tranche A Lender's Commitment Percentage of the Tranche A Term Loan and representing the obligation of the Borrower to pay to such Tranche A Lender such principal amount or, if less, the outstanding amount of such Tranche A Lender's Commitment Percentage of the Tranche A Term Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Tranche A Lender to make or cause to be made a notation on such Tranche A Lender's Tranche A Note Record reflecting the original principal amount of such Tranche A Lender's Commitment Percentage of the Tranche A Term Loan and, at or about the time of such Tranche A Lender's receipt of any principal payment on such Tranche A Lender's Tranche A Term Note, an appropriate notation on such Tranche A Lender's Tranche A Note Record reflecting such payment. The aggregate unpaid amount set forth on such Tranche A Lender's Tranche A Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Tranche A Lender, but the failure to record, or any error in so recording, any such amount on such Tranche A Lender's Tranche A Note Record shall not affect the obligations of the Borrower hereunder or under any Trance A Term Note to make payments of principal of and interest on any Tranche A Term Note when due.

      3.3. Mandatory Prepayment of Tranche A Term Loan; Scheduled Amortization. On each date referenced in the table below (each a "Tranche A Reduction Date"), the Borrower promises to pay to the Administrative Agent for the account of the Tranche A Lenders an amount equal to the product of (a) the Tranche A Reduction Percentage set forth below opposite such Tranche A Reduction Date multiplied by
(b) the principal amount of the Tranche A Term Loan outstanding on December 1, 2003; provided that the final payment shall be on the Tranche A Maturity Date regardless of whether it occurs on September 15, 2008 or thereafter and such final payment shall be adjusted to equal the entire then unpaid balance of (including principal of, interest on and other amounts payable in respect of) the Tranche A Term Loan and any scheduled amortization dates set forth in the table below which occur after such Tranche A Maturity Date shall be disregarded:

        -------------------------------------------------

           Tranche A Reduction     Tranche A Reduction
                                 Date Percentage
        -------------------------------------------------
        -------------------------------------------------

                 12/1/03                  4.250%
        -------------------------------------------------
        -------------------------------------------------

         3/1/04, 6/1/04, 9/1/04           4.375%
               and 12/1/04
        -------------------------------------------------
        -------------------------------------------------

         3/1/05, 6/1/05, 9/1/05           4.625%
               and 12/1/05
        -------------------------------------------------
        -------------------------------------------------

         3/1/06, 6/1/06, 9/1/06           4.750%
               and 12/1/06
        -------------------------------------------------
        -------------------------------------------------

         3/1/07, 6/1/07, 9/1/07           5.000%
               and 12/1/07
        -------------------------------------------------
        -------------------------------------------------

         3/1/08, 6/1/08, 9/1/08           5.125%
               and 12/1/08
        -------------------------------------------------
        -------------------------------------------------

                 2/28/09                  0.250%
        -------------------------------------------------

      In addition, the Borrower shall repay the Tranche A Term Loan in accordance with ss.5.

      3.4. Optional Prepayment of Tranche A Term Loan. The Borrower shall have the right at any time to prepay the Tranche A Term Notes on or before the Tranche A Maturity Date, as a whole, or in part, upon not less than three (3) Business Days prior written notice to the Administrative Agent, without premium or penalty, provided that (a) each partial prepayment shall be in the principal amount of $5,000,000 or an integral multiple thereof, (b) no portion of the Tranche A Term Loan which is a Eurodollar Rate Loan may be prepaid pursuant to this ss.3.4 except on the last day of the Interest Period relating thereto unless breakage costs incurred by the Tranche A Lenders in connection therewith are paid by the Borrower in accordance with ss.7.10, and (c) each partial prepayment shall be allocated among the Tranche A Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Tranche A Lender's Tranche A Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Tranche A Term Loan shall include all interest accrued to the date of prepayment and shall be applied to reduce each remaining scheduled installments of principal due on the Tranche A Term Loan ratably. No amount repaid with respect to the Tranche A Term Loan may be reborrowed.

      3.5.  Interest on Tranche A Term Loan.

           3.5.1. Interest Rates. Except as otherwise provided in ss.7.11, the Tranche A Term Loan shall bear interest at the following rates:

                (a) To the extent that all or any portion of the Tranche A Term Loan bears interest at the Base Rate, the Tranche A Term Loan or such portion shall bear interest at the rate per annum equal to the Base Rate plus the Applicable Margin in effect from time to time with respect to that portion of the Tranche A Term Loan comprised of Base Rate Loans.

                (b) To the extent that all or any portion of the Tranche A Term Loan bears interest during any Interest Period at the Eurodollar Rate, the Tranche A Term Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin in effect from time to time with respect to that portion of the Tranche A Term Loan comprised of Eurodollar Rate Loans.

      The Borrower promises to pay interest on the Tranche A Term Loan or any portion thereof outstanding in arrears on each Interest Payment Date.

           3.5.2. Notification by Borrower. The Borrower shall notify the Administrative Agent, such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Tranche A Term Loan if all or any portion of the Tranche A Term Loan is to bear interest at the Eurodollar Rate. After the Tranche A Term Loan has been made, the provisions of ss.2.7 shall apply mutatis mutandis with respect to all or any portion of the Tranche A Term Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Tranche A Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

           3.5.3. Amounts, etc. Any portion of the Tranche A Term Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $1,000,000 or in integral multiples of $100,000 in excess thereof. The number of Eurodollar Rate Loans having different Interest Periods outstanding at any time shall not exceed ten (10). No Interest Period relating to the Tranche A Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Tranche A Term Loan is to be made unless a portion of the Tranche A Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

                           4. THE TRANCHE B TERM LOAN.

      4.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each Tranche B Lender agrees to lend to the Borrower on the Funding Date the amount of its Commitment Percentage of the Tranche B Term Loan.

      4.2. The Tranche B Term Notes. The Tranche B Term Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit D hereto (each a "Tranche B Term Note"), and completed with appropriate insertions. One Tranche B Term Note shall be payable to the order of each Tranche B Lender in a principal amount equal to such Tranche B Lender's Commitment Percentage of the Tranche B Term Loan and representing the obligation of the Borrower to pay to such Tranche B Lender such principal amount or, if less, the outstanding amount of such Tranche B Lender's Commitment Percentage of the Tranche B Term Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Tranche B Lender to make or cause to be made a notation on such Tranche B Lender's Tranche B Note Record reflecting the original principal amount of such Tranche B Lender's Commitment Percentage of the Tranche B Term Loan and, at or about the time of such Tranche B Lender's receipt of any principal payment on such Tranche B Lender's Tranche B Term Note, an appropriate notation on such Tranche B Lender's Tranche B Note Record reflecting such payment. The aggregate unpaid amount set forth on such Tranche B Lender's Tranche B Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Tranche B Lender, but the failure to record, or any error in so recording, any such amount on such Tranche B Lender's Tranche B Note Record shall not affect the obligations of the Borrower hereunder or under any Tranche B Term Note to make payments of principal of and interest on any Tranche B Term Note when due.

      4.3.  Mandatory  Prepayment  of  Tranche B Term  Loan;  Scheduled
Amortization.

      On each date referenced in the table below (each a "Tranche B Reduction Date"), the Borrower promises to pay to the Administrative Agent for the account of the Tranche B Lenders an amount equal to the product of (a) the Tranche B Reduction Percentage set forth below opposite such Tranche B Reduction Date multiplied by (b) the principal amount of the Tranche B Term Loan outstanding on December 1, 2003; provided that the final payment shall be on the Tranche B Maturity Date regardless of whether such date occurs on December 15, 2008 or thereafter and such final payment shall be adjusted to equal the entire then unpaid balance of (including principal of, interest on and other amounts payable in respect of) the Tranche B Term Loan and any scheduled amortization dates set forth in the table below which occur after such Tranche B Maturity Date shall be disregarded:

        -------------------------------------------------

          Tranche B Reduction     Tranche B Reduction
                 Date                  Percentage
        -------------------------------------------------
        -------------------------------------------------

          12/01/03, 3/01/04,             0.250%
           6/01/04, 9/01/04,
          12/01/04, 3/01/05,
           6/01/05, 9/01/05,
          12/01/05, 3/01/06,
           6/01/06, 9/01/06,
          12/01/06, 3/01/07,
           6/01/07, 9/01/07,
          12/01/07, 3/01/08,
           6/01/08, 9/01/08,
          12/01/08 and 3/1/09
        -------------------------------------------------
        -------------------------------------------------

          6/01/09 and 8/31/09            47.25%
        -------------------------------------------------

           In addition, the Borrower shall repay the Tranche B Loan in accordance with ss.5.

      4.4. Optional Prepayment of Tranche B Term Loan. The Borrower shall have the right at any time to prepay the Tranche B Term Notes on or before the Tranche B Maturity Date, as a whole, or in part, upon not less than three (3) Business Days prior written notice to the Administrative Agent, without premium or penalty, provided that (a) each partial prepayment shall be in the principal amount of $5,000,000 or an integral multiple thereof, (b) no portion of the Tranche B Term Loan bearing interest at the Eurodollar Rate may be prepaid pursuant to this ss.4.4 except on the last day of the Interest Period relating thereto unless breakage costs incurred by the Tranche B Lenders in connection therewith are paid by the Borrower in accordance with ss.7.10, and (c) each partial prepayment shall be allocated among the Tranche B Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Tranche B Lender's Tranche B Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Tranche B Term Loan shall include all interest accrued to the date of prepayment and shall be applied to reduce remaining scheduled installments of principal due on the Tranche B Term Loan ratably. No amount repaid with respect to the Tranche B Term Loan may be reborrowed.

      4.5.  Interest on Tranche B Term Loan.

           4.5.1. Interest Rates. Except as otherwise provided in ss.7.11, the Tranche B Term Loan shall bear interest at the following rates:

                (a) To the extent that all or any portion of the Tranche B Term Loan bears interest at the Base Rate, the Tranche B Term Loan or such portion shall bear interest at the rate per annum equal to the Base Rate plus the Applicable Margin in effect from time to time with respect to that portion of the Tranche B Term Loans comprised of Base Rate Loans.

                (b) To the extent that all or any portion of the Tranche B Term Loan bears interest during any Interest Period at the Eurodollar Rate, the Tranche B Term Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin in effect from time to time with respect to that portion of the Tranche B Term Loans comprised of Eurodollar Rate Loans.

      The Borrower promises to pay interest on the Tranche B Term Loan or any portion thereof outstanding in arrears on each Interest Payment Date.

           4.5.2. Notification by Borrower. The Borrower shall notify the Administrative Agent, such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Tranche B Term Loan if all or any portion of the Tranche B Term Loan is to bear interest at the Eurodollar Rate. After the Tranche B Term Loan has been made, the provisions of ss.2.7 shall apply mutatis mutandis with respect to all or any portion of the Tranche B Term Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Tranche B Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

           4.5.3. Amounts, etc. Any portion of the Tranche B Term Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $1,000,000 or in integral multiples of $100,000 in excess thereof. The number of Eurodollar Rate Loans having different Interest Periods outstanding at any time shall not exceed ten (10). No Interest Period relating to the Tranche B Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Tranche B Term Loan is to be made unless a portion of the Tranche B Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

                5.  MANDATORY REPAYMENT OF THE LOANS.

      In addition to payments in respect of Revolving Credit Loans pursuant to ss.2.10 and scheduled amortization payments pursuant to ss.ss.3.3 and 4.3, as the case may be, the Loans shall be repaid as follows:

      5.1. Excess Cash Flow Recapture. If for each fiscal year ending on or after February 29, 2004, there shall be Consolidated Excess Cash Flow and if the Total Leverage Ratio as at the last day of such fiscal year is equal to or greater than 6.00:1.00, the Borrower shall pay to the Administrative Agent, for the respective accounts of the Lenders as provided in ss.5.5, an amount equal to fifty percent (50%) of Consolidated Excess Cash Flow for such fiscal year, such prepayment to be due five (5) days after receipt of the audited financial statements delivered pursuant to ss.10.4(a) but in any event no later than one hundred and twenty five (125) days after the end of each applicable fiscal year and to be applied to prepay the Loans in the manner set forth in ss.5.5.

      5.2. Proceeds of Asset Sales and Asset Swaps. If the Borrower or any of its Subsidiaries receives Net Cash Sale Proceeds in excess of $25,000,000 from any Asset Sale or Asset Swap (other than the sale, lease, license or other disposition of assets in the ordinary course of business consistent with past practices) and as of the last day of the fiscal quarter ended immediately prior to the date of such Asset Sale or Asset Swap, the Total Leverage Ratio is equal to or greater than 6.00:1.00, the Borrower shall pay to the Administrative Agent, for the respective accounts of the Lenders as provided in ss.5.5, an amount equal to one hundred percent (100%) of such Net Cash Sale Proceeds, to be applied to prepay the Loans in the manner set forth in ss.5.5; provided, however, that if (i) within three hundred sixty-five (365) days of receipt of such Net Cash Sale Proceeds, the Borrower identifies to the Administrative Agent in writing an investment or acquisition otherwise permitted under ss.11.3 or ss.11.5.1, respectively, and (ii) within five hundred forty-five (545) days of receipt of such Net Cash Sale Proceeds, the Borrower consummates such Permitted Acquisition or investments permitted under ss.11.3 with all or a portion of such Net Cash Sale Proceeds, the Borrower shall not be required to prepay the Loans under this ss.5.2 with that portion of the Net Cash Sale Proceeds applied to finance such Permitted Acquisition or permitted investments but shall in any event comply with the terms of ss.5.6.

      5.3. Proceeds of Equity Issuances. If the Borrower or any of its Subsidiaries receives Net Cash Equity Issuance Proceeds from any Equity Issuance and as of the last day of the fiscal quarter ended immediately prior to the date of such Equity Issuance, the Total Leverage Ratio is equal to or greater than 6:00 to 1:00, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders as provided in ss.5.5 an amount equal to the lesser of (a) fifty percent (50%) of such Net Cash Equity Issuance Proceeds or
(b) that amount necessary reduce the Total Leverage Ratio to 6.00:1.00 after giving effect to such prepayment, such amount to be applied to prepay the Loans in the manner set forth in ss.5.5; provided, however, that if (i) within ninety
(90) days of receipt of such Net Cash Equity Issuance Proceeds, the Borrower identifies to the Administrative Agent in writing an acquisition permitted under ss.11.5.1, and (ii) within three hundred sixty-five (365) days of receipt of such Net Cash Equity Issuance Proceeds, the Borrower consummates such Permitted Acquisition with all or a portion of such Net Cash Equity Issuance Proceeds, the Borrower shall not be required to apply up to $100,000,000 of such Net Cash Equity Issuance Proceeds to prepay the Loans under this ss.5.3 to the extent such amounts were applied to finance such Permitted Acquisition but shall in any event comply with the terms of ss.5.6.

      5.4. Proceeds of Subordinated Debt Issuances. If the Borrower or any of its Subsidiaries receives net cash proceeds from any issuance of Additional Subordinated Debt (other than Additional Subordinated Debt issued to refinance Subordinated Debt evidenced by the Subordinated Notes outstanding on the date hereof) and the Senior Leverage Ratio as of the end of the fiscal quarter ended immediately prior to the date of such Additional Subordinated Debt issuance is greater than 5.00:1.00, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders an amount equal to the lesser of (a) one hundred percent (100%) of such net cash proceeds or (b) that amount necessary to reduce the Senior Leverage Ratio for such Reference Period to 5.00:1.00 after giving effect to such prepayment, to be applied to prepay the Loans in the manner set forth in ss.5.5.

      5.5. Application of Payments. All payments made pursuant to ss.ss.5.1 through 5.4 shall be applied: first, to repay the Tranche A Term Loan and the Tranche B Term Loan pro rata with payments applied ratably against the remaining scheduled installments thereon; and second, if there are no outstanding amounts owed under either the Tranche A Term Loan or the Tranche B Term Loan, then to reduce the outstanding amount of the Revolving Credit Loans and to permanently reduce the Total Revolving Credit Commitment by such amount; provided, however, that until the Tranche A Term Loan has been repaid in full, any Tranche B Lender may elect by written notice to the Administrative Agent prior to the date of such mandatory repayment to decline all or any portion of such mandatory repayment of its Tranche B Term Loan, in which case the aggregate amount that would have been applied to prepay the Tranche B Term Loan but was so declined shall be applied first ratably against the remaining scheduled installments of principal on the Tranche A Term Loan until the Tranche A Term Loan is repaid in full, second, ratably against the remaining scheduled installments of principal on the Tranche B Term Loan until the Tranche B Term Loan is repaid in full, and third, if there are no outstanding amounts owed under the Tranche A Term Loan or Tranche B Term Loan, then to reduce the outstanding amount of the Revolving Credit Loans and to permanently reduce the Total Revolving Credit Commitment by such amount. Such mandatory prepayments shall be allocated among the Lenders in proportion, as nearly as practicable, to the respective outstanding amounts of each Lender's Notes, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. No amounts repaid with respect to the Loans pursuant to this ss.5.5 may be reborrowed.

      5.6. Delivery of Proceeds. The Borrower shall deliver to the Administrative Agent, promptly upon receipt thereof, all Net Cash Sale Proceeds or Net Cash Equity Issuance Proceeds that may have to be applied to prepay the Loans if not reinvested as permitted in ss.ss.5.2 and 5.3, and any cash reserves in connection with an Asset Swap or Asset Sale that were deducted from Net Cash Sale Proceeds, to be held as Collateral (in an interest bearing account) pending reinvestment in accordance with such ss.ss.5.2 and 5.3, or, in the case of such reserves, pending an application or conversion into Net Cash Sale Proceeds. Upon the Borrower's request, any cash amounts delivered to the Administrative Agent to be held as Collateral under this ss.5.6 may be applied to repay Revolving Credit Loans, provided that an amount of the Total Revolving Credit Commitment equal to the amount so repaid may not be reborrowed until after final application amounts.

                              6. LETTERS OF CREDIT.

      6.1.  Letter of Credit Commitments.

           6.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Administrative Agent's customary form (a "Letter of Credit Application"), the Administrative Agent on behalf of the Revolving Credit Lenders and in reliance upon the agreement of the Revolving Credit Lenders set forth in ss.6.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Administrative Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $100,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement
      Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Total Revolving Credit Commitment at such time. Notwithstanding the foregoing, the Administrative Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of an Excluded Subsidiary or any Indebtedness of the Borrower or any of its Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit.

           6.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the satisfaction of the Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

           6.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) provide for a term of no more than one (1) year subject to automatic renewals, but in no event have an expiry date later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "Uniform Customs") or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Administrative Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

           6.1.4. Reimbursement Obligations of Revolving Credit Lenders. Each Revolving Credit Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Revolving Credit Lender's Commitment Percentage of the Total Revolving Credit Commitment, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to ss.6.2 (such agreement for a Revolving Credit Lender being called herein the "Letter of Credit Participation" of such Revolving Credit Lender).

           6.1.5. Participations of Revolving Credit Lenders. Each such payment made by a Revolving Credit Lender shall be treated as the purchase by such Revolving Credit Lender of a participating interest in the Borrower's Reimbursement Obligation under ss.6.2 in an amount equal to such payment. Each Revolving Credit Lender shall share in accordance with its participating interest in any interest which accrues pursuant to ss.6.2.

      6.2. Reimbursement Obligation of the Borrower. In order to induce the Administrative Agent to issue, extend and renew each Letter of Credit and the Revolving Credit Lenders to participate therein, the Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the Administrative Agent or (as the case may be) the Revolving Credit Lenders, with respect to each Letter of Credit issued, extended or renewed by the Administrative Agent hereunder,

           (a) except as otherwise expressly provided in ss.6.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Administrative Agent, or the Administrative Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Administrative Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent or any Revolving Credit Lender in connection with any payment made by the Administrative Agent or any Revolving Credit Lender under, or with respect to, such Letter of Credit,

           (b) upon the reduction (but not termination) of the Total Revolving Credit Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Revolving Credit Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations, and

           (c) upon the termination of the Total Revolving Credit Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.15, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Revolving Credit Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this ss.6.2 at any time from the date such amounts become due and payable (whether as stated in this ss.6.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in ss.7.11 for overdue principal on the Revolving Credit Loans.

      6.3. Letter of Credit Payments. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Administrative Agent as provided in ss.6.2 on or before the date that such draft is paid or other payment is made by the Administrative Agent, the Administrative Agent may at any time thereafter notify the Revolving Credit Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 4:00 p.m. (Houston, Texas time) on the Business Day next following the receipt of such notice, each Revolving Credit Lender shall make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, such Revolving Credit Lender's Commitment Percentage (in respect of the Total Revolving Credit Commitment) of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount equal to such Revolving Credit Lender's Commitment Percentage (in respect of the Total Revolving Credit Commitment) of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Administrative Agent paid the draft presented for honor or otherwise made payment to the date on which such Revolving Credit Lender's Commitment Percentage (in respect of the Total Revolving Credit Commitment) of such Unpaid Reimbursement Obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. The responsibility of the Administrative Agent to the Borrower and the Revolving Credit Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

      6.4. Obligations Absolute. The Borrower's obligations under this ss.6 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Administrative Agent, any Lender or any beneficiary of a Letter of Credit. The Borrower further agrees with the Administrative Agent and the Lenders that the Administrative Agent and the Revolving Credit Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under ss.6.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent and the Revolving Credit Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Administrative Agent or any Revolving Credit Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Administrative Agent or any Revolving Credit Lender to the Borrower.

      6.5. Reliance by Issuer. To the extent not inconsistent with ss.6.4, the Administrative Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Revolving Credit Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Revolving Credit Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

      6.6. Letter of Credit Fee. The Borrower shall, on each Interest Payment Date for Base Rate Loans pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent in respect of each Letter of Credit in an amount equal to the Applicable Margin for Revolving Credit Loans outstanding during the quarter ending on such date which bear interest based on the Eurodollar Rate of the daily average face amount of such standby Letter of Credit, of which an amount equal to one-eighth of one percent (0.125%) per annum of the face amount of such standby Letter of Credit shall be for the account of the Administrative Agent, as a fronting fee, and the balance of which Letter of Credit Fee shall be for the accounts of the Revolving Credit Lenders in accordance with their respective Commitment Percentages in respect of the Total Revolving Credit Commitment. In respect of each Letter of Credit, the Borrower shall also pay to the Administrative Agent for the Administrative Agent's own account, at such other time or times as such charges are customarily made by the Administrative Agent, the Administrative Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                         7. CERTAIN GENERAL PROVISIONS.

      7.1. Closing Fees. The Borrower agrees to pay to the Administrative Agent on the Funding Date a closing fee (the "Closing Fee") as set forth in the Fee Letter.

      7.2. Administrative Agent's Fee. The Borrower shall pay to the Administrative Agent annually in advance, for the Administrative Agent's own account, on the Funding Date and on each anniversary of the Funding Date, an Administrative Agent's fee (the "Administrative Agent's Fee") as set forth in the Administrative Agent Fee Letter.

      7.3.  Funds for Payments.

           7.3.1. Payments to Administrative Agent. All payments of principal, interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the applicable Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Houston, Texas time or other local time at the place of payment) and in immediately available funds.

           7.3.2. No Offset, etc. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein excluding income, franchise and branch profits taxes imposed on (or measured by) the net income of any Lender or the Administrative Agent by the jurisdictions under the laws of which the Administrative Agent or any Lender is organized or any political subdivision thereof, or by the jurisdictions in which the Administrative Agent or such Lender is located or any political subdivision thereof, or by the jurisdictions in which the Administrative Agent or such Lender is doing business or any political subdivision thereof ("Excluded Taxes") unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation (other than an Excluded Tax) is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower; provided however that the Borrower shall not be required to increase any such amounts payable to any Lender or the Administrative Agent with respect to any such obligation (other than an Excluded Tax) that are attributable to (i) such Administrative Agent's or Lender's failure to comply with the provisions of ss.7.3.3 or (ii) that are withholding taxes imposed on the amounts payable to such Administrative Agent or such Lender at the time such Administrative Agent or Lender becomes a party to this Credit Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such obligation pursuant to this ss.7.3.2; provided, further that the foregoing shall not relieve the Borrower of its obligation to pay additional amounts pursuant to this ss.7.3.2 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in interpretation, administration or application thereof, a Non-U.S. Lender that was previously entitled to receive all payments under this Credit Agreement and the Notes without deduction or withholding of any United States federal income taxes is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

           7.3.3. Non-U.S. Lenders. Each Lender and the Administrative Agent (including any assignee) that is not a U.S. Person as defined in Section 7701(a)(30) of the Code for federal income tax purposes (a "Non-U.S. Lender") hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Borrower hereunder to be made to such Lender or the Administrative Agent or for such Lender's or the Administrative Agent's account, deliver to the Borrower and the Administrative Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Lender or the Administrative Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Lender or Administrative Agent of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty and (b) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Borrower and to the effect that (i) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) of the Code and (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each Lender or the Administrative Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrower's or the Administrative Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, Form W-8 or W-9 in addition to or in replacement of the forms previously delivered, deliver to the Borrower and the Administrative Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, Form W-8 or W-9, as applicable (or any successor forms thereto).

      7.4. Computations. All computations of interest on the Eurodollar Rate Loans and of Fees shall be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest on Base Rate Loans shall be based on a 365-day or 366-day year, as the case may be, for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Administrative Agent or such Lender shall notify the Borrower to the contrary.

      7.5. Inability to Determine Eurodollar Rate. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine or be notified by the Required Lenders that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders) to the Borrower and the Lenders. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Administrative Agent or the Required Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Required Lenders, shall so notify the Borrower and the Lenders.

      7.6. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower and the other Lenders and thereupon (a) the commitment of such Lender to make Eurodollar Rate Loans or convert Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) such Revolving Credit Lender's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this ss.7.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

      7.7. Additional Costs, etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

           (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

           (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

           (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

           (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part;

           and the result of any of the foregoing is:

                (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender or the
           Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                (iii)to require such Lender or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise and upon presentation by such Lender or the Administrative Agent of a certificate pursuant to ss.7.9, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent on an after-tax basis for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

      7.8. Capital Adequacy. If after the date hereof any Lender determines that
(a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for Lenders or bank holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by such Lender or any corporation controlling such Lender with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's commitment with respect to any Loans to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify the Borrower and the Administrative Agent of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Lender for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender of a certificate in accordance with ss.7.9. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

      7.9. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.7.7 or ss.7.8 and a brief explanation of such amounts which are due, submitted by any Lender to the Borrower and the Administrative Agent, shall be conclusive, absent manifest error, that such amounts are due and owing, which certificate shall be delivered no later than one hundred and eighty
(180) days after the date the Administrative Agent and such Lender shall have determined that any such additional amount is due.

      7.10. Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss (excluding any loss of anticipated profits), cost or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to banks for funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, notice (in the case of all or any portion of the Tranche A Term Loan or Tranche B Term Loan pursuant to ss.3.5.2 or ss.4.5.2, respectively) or a Conversion Request relating thereto in accordance with ss.2.6, ss.2.7, ss.3.5.2 or ss.4.5.2, as the case may be, (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

      7.11.  Interest After Default.

      Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, the Base Rate) until such amount shall be paid in full (after as well as before judgment). 7.12 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under ss.7.7 or ss.7.8, or if the
 Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to ss.7.3.2, or any Lender is subject to ss.7.6, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches, or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to ss.7.7 or ss.7.8 or ss.7.3.2 or eliminate the effect of ss.7.6, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b) If any Lender requests compensation under ss.7.7 or ss.7.8, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to ss.7.3.2, or if any Lender is subject to ss.7.6, or if any Lender does not agree to any amendment hereunder requiring the consent of all Lenders and consented to by the Required Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in ss.18, including, without limitation, as a condition precedent to such assignment, (i) the Administrative Agent's consent to the assignee unless not otherwise required by ss.18 and (ii) payment of the registration fee set forth in ss.18.3), all its interests, rights and obligations under this Credit Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that such Lender shall have received irrevocable payment in full in cash of an amount equal to the outstanding principal of its Loans, accrued interest thereon, and accrued fees and all other Obligations and other amounts payable to it hereunder from the assignee or the Borrower and (ii) such assignment will result in a reduction in such compensation or payments or removal of such illegality or such amendment being approved. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitled the Borrower to require such assignment and delegation cease to apply.

               8.  COLLATERAL SECURITY AND GUARANTIES.

      8.1. Security of Borrower. The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Borrower (other than the Excluded Assets and non-material assets which the Administrative Agent agrees in writing may be excluded), whether now owned or hereafter acquired, including, without limitation, an assignment of all of the Borrower's rights and interests in, to and under each contract and agreement entered into by the Borrower in connection with the transactions contemplated by ss.11.5.1, pursuant to the terms of the Security Documents to which the Borrower is a party.

      8.2. Guaranties and Security of Subsidiaries. The Obligations shall also be guaranteed pursuant to the terms of the Guaranty. The obligations of the Borrower's Subsidiaries and the EIBC Subsidiaries under the Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each such Person (other than (i) Excluded Assets, (ii) non-material assets which the Administrative Agent agrees in writing may be excluded and (iii) shares of Capital Stock of the EIBC Subsidiaries if the pledge of such Capital Stock would cause adverse tax consequences to the Borrower) whether now owned or hereafter acquired, including without limitation an assignment of each such
Person's rights and interests in, to and under each contract and agreement entered into by each such Person in connection with the transactions contemplated by ss.11.5.1, pursuant to the terms of the Security Documents to which such Person is a party.

      8.3. Release of Collateral and Guaranties. The parties hereto acknowledge and agree that, as soon as practicable following such sale or disposition, the Administrative Agent shall release its liens on the Collateral and/or any Subsidiary of the Borrower from its obligations under the Guaranty if such Collateral and/or Subsidiary is sold or otherwise disposed of in accordance with the terms of this Credit Agreement, including without limitation, ss.11.5.2.

                       9. REPRESENTATIONS AND WARRANTIES.

      The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

      9.1.  Corporate Authority.

           9.1.1. Incorporation; Good Standing. Each of the Borrower and its Subsidiaries (a) is a corporation, partnership or limited liability company (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate, partnership or limited liability company (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation, partnership or limited liability company (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

           9.1.2. Authorization. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate, partnership or limited liability company (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate, partnership or limited liability company (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

           9.1.3. Enforceability. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      9.2. Governmental Approvals. The execution, delivery and performance by the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

      9.3. Title to Properties. (a) Except as indicated on Schedule 9.3(a) hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its subsidiaries as at the Balance Sheet Date or acquired since that date (except (i) property and assets which are not integral to the operations of the Stations owned by the Borrower or its Subsidiaries as such Stations are operated immediately prior to the Balance Sheet Date, (ii) property and assets which do not consist of a Station or publishing asset which have been sold or otherwise disposed of in the ordinary course of business since that date, (iii) property and assets which have been replaced since that date or (iv) property and assets which have been sold or otherwise disposed of after the Funding Date as permitted hereunder), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

      (b) Schedule 9.3(b) hereto, as updated from time to time in accordance with ss.11.5 sets forth all of the Stations of the Borrower and its Subsidiaries at the time of reference thereto.

      9.4.  Financial Statements and Projections.

           9.4.1. Fiscal Year. The Borrower and each of its Subsidiaries has a fiscal year which is the twelve (12) months ending on February 28, or in the case of a leap year, February 29, of each calendar year.

           9.4.2. Financial Statements. There has been furnished to the Lenders the consolidated balance sheets of the Borrower and its subsidiaries, as at the Balance Sheet Date and as at November 30, 2000, and the related, similarly adjusted, consolidated statements of income and cash flow and consolidating statement of income for the fiscal year and quarter then ended, each, in the case of audited consolidated financial statements, certified by both the Borrower's independent certified public accountants and an authorized officer of the Borrower. Such balance sheets and statements of income and cash flow have been prepared in accordance with generally accepted accounting principles and fairly present in all material respects the financial condition of the Borrower and its subsidiaries, as at the close of business on the date thereof and the results of operations for the fiscal periods then ended. There are no contingent liabilities of the Borrower or any of its subsidiaries, as of the Funding Date involving material amounts, known to any officer of the Borrower or of any of its subsidiaries not disclosed in the balance sheet dated the Balance Sheet Date and the related notes thereto other than contingent liabilities disclosed to the Lenders in writing.

           9.4.3.   Projections.   The  projections  of  the  Borrower  and  its
      Subsidiaries which were included in the December 2000 Confidential Information Memorandum and which include a projection of revenue, earnings before interest, taxes, depreciation and amortization, sources and uses of cash, a funding analysis and capitalization on a quarterly basis for the fiscal years ended February 28, 2001 and February 28, 2002 and each fiscal year thereafter through fiscal year ended February 28, 2009, copies of which are attached hereto as Exhibit E (the "Projections"), disclose all assumptions made with respect to general economic, financial and market conditions used in formulating the Projections. To the knowledge of the Borrower or any of its Subsidiaries as of the Funding Date, no facts exist that (individually or in the aggregate) would result in any material change in any of the Projections. The Projections are based upon reasonable estimates and assumptions at the time made, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

      9.5. No Material Adverse Changes, etc. Since the Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect. Since the Balance Sheet Date, the Borrower has not made any Restricted Payment except as set forth on Schedule 9.5 hereto or after the Funding Date as permitted by ss.11.4.

      9.6. Franchises, Patents, Copyrights, etc. The Borrower and each of its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known material conflict with any rights of others.

      9.7. Litigation. Except as set forth in Schedule 9.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any Governmental Authority, (a) that, could reasonably be expected to, in each case or in the aggregate, (i) have a Material Adverse Effect or (ii) materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its subsidiaries, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

      9.8. No Materially Adverse Contracts, etc. Neither the Borrower nor any of its Subsidiaries is subject to any Governing Document or other legal restriction, or any judgment, decree, order, law, statute, rule or regulation that has or is expected in the future to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the reasonable judgment of the Borrower's officers, to have any Material Adverse Effect.

      9.9. Compliance with Other Instruments, Laws, Status as Senior Debt, etc. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or could reasonably be expected to have a Material Adverse Effect. The Obligations of the Borrower and its Subsidiaries arising under this Credit
Agreement and the other Loan Documents constitute "Senior Debt" under and as defined in the Subordinated Note Indenture, and the incurrence of such Obligations is permitted under ss.4.09 of the Subordinated Note Indenture and will not cause a "Default" or "Event of Default" under and as defined in the Subordinated Note Indenture.

      9.10. Tax Status. The Borrower and its Subsidiaries (a) have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, except where failure to have done so could not reasonably be expected to result in a Material Adverse Effect, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and except where failure to do so could not reasonably be expected to result in a Material Adverse Effect, and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of the Borrower know of any reasonable basis for any such claim.

      9.11.  No  Event of  Default.  No  Default or Event of Default has
             ---------------------
occurred and is continuing.

      9.12. Investment Company Acts and Communications Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940. The Borrower and each of its Subsidiaries is in compliance with the Communications Act with regard to alien control or ownership.

      9.13. Absence of Financing Statements, etc. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

      9.14. Perfection of Security Interest. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower or a Subsidiary of the Borrower party to one of the Security Agreements is the owner of the Collateral free from any Lien, except for Permitted Liens.

      9.15. Certain Transactions. Except for arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors and independent contractors in the ordinary course of business), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      9.16.  Employee Benefit Plans.

           9.16.1. In General. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and all Applicable Pension Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrower has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

           9.16.2. Terminability of Welfare Plans. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower without liability to any Person other than for claims arising prior to termination.

           9.16.3. Guaranteed Pension Plans. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

           9.16.4. Multiemployer Plans. Neither the Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

      9.17.  Use of Proceeds.

           9.17.1. General. The proceeds of the Loans shall be used for the purpose of (a) refinancing all outstanding loans under the Existing Credit Agreement, (b) working capital and general corporate purposes, (c) funding Permitted Acquisitions, including without limitation the Hearst-Argyle Transaction and the Denver Transaction, and (d) funding Capital Expenditures permitted hereunder. The Borrower will obtain Letters of Credit solely for general corporate purposes.

           9.17.2. Regulations U and X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

           9.17.3. Ineligible Securities. No portion of the proceeds of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Financial Affiliate.

      9.18. Environmental Compliance. The Borrower has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

           (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, local or foreign law, statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation could reasonably be expected to have a material adverse effect on the environment or a Material Adverse Effect;

           (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any
      Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances except where any of the foregoing could not reasonably be expected to have a Material Adverse Effect;

           (c) except as set forth on Schedule 9.18 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws, except where any failure to comply could not reasonably be expected to result in a Material Adverse Effect, (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

           (d) none of the Borrower and its Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

      9.19. Subsidiaries, etc. Schedule 9.19 hereto, as updated from time to time in accordance with ss.10.15, sets forth all of the Subsidiaries of the Borrower. Except as set forth on Schedule 9.19, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person. The jurisdiction of incorporation/formation and principal place of business of each Subsidiary of the Borrower is listed on Schedule 9.19 hereto.

      9.20. Disclosure. Neither this Credit Agreement nor any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to the Borrower or any of its Subsidiaries which has had a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions or changes affecting the broadcasting or publishing industries generally resulting from new technologies.

      9.21.  Licenses and Approvals.

      (a) Each of the Borrower and its Subsidiaries has all requisite power and authority and Necessary Authorizations to hold the FCC Licenses and to own and operate its Stations and to carry on its businesses as now conducted.

      (b) Set forth in Schedule 9.21 hereto, as updated from time to time in accordance with ss.11.5, is a complete description of all FCC Licenses of the Borrower and/or its Subsidiaries and the dates on which such FCC Licenses expire. Complete and correct copies of all such FCC licenses have been delivered to the Administrative Agent. Each such FCC License which is necessary to the operation of the business of the Borrower or any of its Subsidiaries is validly issued and in full force and effect. The Borrower and each of its Subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to each such FCC License. No event has occurred which: (i) has resulted in, or after notice or lapse of time or both would result in, revocation or termination of any FCC License, or (ii) materially and adversely affects or in the future could reasonably be expected to materially adversely affect any of the rights of the Borrower or any of its Subsidiaries thereunder. No license or franchise, other than the FCC Licenses described in Schedule 9.21 which have been obtained, is necessary for the operation of the business (including the Stations) of the Borrower or any of its Subsidiaries as now conducted.

      (c) Except as set forth on Schedule 9.21, as updated from time to time pursuant to ss.11.5, none of the Borrower or any of its Subsidiaries is a party to or has knowledge of any investigation, notice of violation, order or complaint issued by or before any Governmental Authority, including the FCC, or of any other proceedings (other than proceedings relating to the radio or television broadcasting industry generally) which could in any manner threaten or adversely affect the validity or continued effectiveness of the FCC Licenses of the Borrower and its Subsidiaries taken as a whole or the business of the Borrower and its Subsidiaries taken as a whole. None of the Borrower or any of its Subsidiaries has reason to believe that any of the FCC Licenses described in
Schedule 9.21, as updated from time to time pursuant to ss.11.5, will not be renewed in the ordinary course. Each of the Borrower and its Subsidiaries has filed all material reports, applications, documents, instruments and information required to be filed by it pursuant to applicable rules and regulations or requests of every regulatory body having jurisdiction over any of its FCC Licenses or the activities or business of such Person with respect thereto.

      (d) Except for FCC Licenses held by (i) KOIN-TV, Inc. with respect to KOIN-TV, and (ii) Emmis 101.9 FM Radio Corporation of New York with respect to WQCD-FM, New York, New York, all FCC Licenses and other licenses, permits and approvals relating to the Stations are held by a License Subsidiary. No License Subsidiary (A) owns or holds any assets (including the ownership of stock or any other interest in any Person) other than FCC Licenses and other licenses, permits and approvals relating to the Stations, (B) is engaged in any business other than the holding, acquisition and maintenance of FCC Licenses and other licenses, permits and approvals relating to the Stations, (C) has any Investments in any Person other than the Borrower or (D) owes any Indebtedness (other than (x) Indebtedness to the Administrative Agent and the Lenders pursuant to the Guaranty and (y) contingent obligations pursuant to the Subordinated Guaranties or Subordinated Debt consisting of guaranties of Additional Subordinated Debt) to any Person other than the Borrower.

      9.22. Material Agreements. All material radio or television network affiliation, programming, engineering, consulting, management, employment and related agreements of the Borrower and its Subsidiaries, if any, which are presently in effect in connection with, and are material and necessary to, the conduct of the business of the Borrower or any of its Subsidiaries, including without limitation the operation of any Station by the Borrower or any of its Subsidiaries, are valid, subsisting and in full force and effect and none of the Borrower, any of its Subsidiaries or, to the Borrower's best knowledge, any other Person are in material default thereunder.

      9.23. Solvency. As of the date on which this representation and warranty is made or deemed made, each of the Borrower and its Subsidiaries is Solvent, both before and after giving effect to the transactions contemplated hereby consummated on such date and to the incurrence of all Indebtedness and other obligations incurred on such date in connection herewith and therewith.

      9.24. Excluded Subsidiaries. The entities set forth in clause (a) and (b) of the definition of "Excluded Subsidiaries" do not own or operate any Station, broadcasting business or publishing business within the United States and either own no assets or own only stock of Persons whose primary businesses are owning or operating broadcasting businesses outside the United States. The entities set forth in clause (c) of the definition of "Excluded Subsidiaries" are fifty-one percent (51%) owned limited liability companies. The primary business of Country Sampler Stores LLC is the retail sale of products advertised in "Country Sampler Magazine". Game Warden Wildlife Journal, LLC ("Wildlife LLC") is a joint venture between Emmis Publishing, L.P. and Game Warden, LLC whereby Game Warden, LLC grants to Wildlife LLC a limited, non-exclusive license to utilize all content and intellectual property belonging to Game Warden, LLC for the sole purpose of the production of the magazine "Game Warden Wildlife Journal".

                           10. AFFIRMATIVE COVENANTS.

      The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, Note or other Obligation is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of
Credit:

      10.1. Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Commitment Fees and all other fees and amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

      10.2. Maintenance of Office. (a) The Borrower will, and will cause each of the Operating Subsidiaries to, maintain its chief executive office in Indianapolis, Indiana, and (b) the Borrower will cause each of the License Subsidiaries to maintain its chief executive office in Burbank, California, or, in each case, at such other place in the United States of America as the Borrower shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

      10.3. Records and Accounts. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage Arthur Andersen LLP or Katz Sapper & Miller or other independent certified public accountants reasonably satisfactory to the Administrative Agent as the independent certified public accountants of the Borrower and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrower and its Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

      10.4.  Financial  Statements,  Certificates and  Information.  The
             -----------------------------------------------------
Borrower will deliver to each of the Lenders:

           (a) as soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its subsidiaries, each as at the end of such year, and the related audited consolidated statements of income and audited consolidated statements of cash flow, and unaudited consolidating statement of income for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with GAAP, and certified, in the case of the audited consolidated financial statements without qualification and without an expression of uncertainty as to the ability of the Borrower or any of its Subsidiaries to continue as going concerns, by Arthur Andersen LLP or Katz Sapper & Miller or by other independent certified public accountants reasonably satisfactory to the Administrative Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

           (b) as soon as  practicable,  but in any event not later  than  sixty
      (60) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheets of the Borrower and its subsidiaries as at the end of such quarter, and the related consolidated and consolidating statements of income and cash flows for the fiscal quarter then ended, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its subsidiaries on the date thereof (subject to year-end adjustments);

           (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, (i) a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit F hereto (a "Compliance Certificate") and certifying that no Default or Event of Default is then continuing or describing the nature and duration of any then continuing Default or Event of Default and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.12 and (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date, and (ii) a statement of adjustments prepared by the principal financial or accounting officer of the Borrower to exclude Excluded Subsidiaries from the computations referenced in the preceding clause (i);

           (d) contemporaneously with the filing or mailing thereof, copies (i) of all material of a financial nature filed with the Securities and Exchange Commission (including any registration statements) or sent to the stockholders of the Borrower and (ii) any periodic or special reports of a material nature filed with the FCC and relating to any Station owned or operated by the Borrower or any of its Subsidiaries;

           (e) promptly upon completion thereof and in any event no later than sixty (60) days after the beginning of each fiscal year of the Borrower, the Borrower's annual operating budget in the form of consolidated and consolidating (on a Station-by-Station basis) financial projections for such fiscal year and prepared on a quarterly basis and setting forth projected operating results for each quarter in such fiscal year and for the fiscal year as a whole, including projections of operating cash flow together with a projection for the succeeding fiscal year with a quarterly itemization of estimated taxes and Capital Expenditures for such succeeding fiscal year, which are prepared on the basis of reasonable assumptions; and

           (f) from time to time such other financial data and information (including accountants' management letters) as the Administrative Agent or any Lender may reasonably request.

      10.5.  Notices.

           10.5.1. Defaults. The Borrower will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrower proposes to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation in an amount equal to or greater than $2,000,000 to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

           10.5.2. Environmental Events. The Borrower will promptly give notice to the Administrative Agent and each of the Lenders (a) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any Governmental Authority that could have a Material Adverse Effect.

           10.5.3. Notification of Claim against Collateral. The Borrower will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject.

           10.5.4. Notice of Litigation and Judgments. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail reasonably satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $2,000,000.

      10.6. Legal Existence; Maintenance of Properties. Except as otherwise permitted under ss.ss.11.5.1(a) and 22, the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or a limited liability partnership. Except as otherwise permitted under ss.ss.11.5 and 22, the Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment,
(ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, (iii) will, and will cause each of its Subsidiaries (other than the License Subsidiaries) to, continue to engage primarily in the radio and television broadcasting and/or magazine publishing businesses now conducted by each of them and in related businesses,
(iv) will cause each of the License Subsidiaries to engage solely in the business of holding the FCC Licenses necessary for the Operating Subsidiaries to operate the Stations operated by each of them, (v) will, and will cause each of its Subsidiaries to, obtain, maintain, preserve, renew, extend and keep in full force and effect all permits, rights, licenses, franchises, authorizations patents, trademarks, copyrights and privileges necessary for the proper conduct of its business, including FCC Licenses and (vi) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss.10.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect.

      10.7.  Insurance.

      The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements, and to maintain business interruption insurance in form reasonably satisfactory in all respects to the Administrative Agent. In the event of any failure by the Borrower or any of its Subsidiaries to provide and maintain insurance as required herein or in the Security Documents to which such person is a party, the Administrative Agent may after notice to the Borrower to such effect, provide such insurance and charge the amount thereof to the Borrower and the Borrower hereby promises to pay to the Administrative Agent on demand the amount of any disbursements made by the Administrative Agent for such purpose. Within ninety (90) days of the end of each fiscal year of the Borrower, the Borrower shall furnish to the
Administrative Agent certificates or other evidence satisfactory to the Administrative Agent of compliance with the foregoing provisions.

      10.8. Taxes. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges imposed by foreign jurisdictions that in the aggregate are not material to the business or assets of the Borrower on an individual basis or of the Borrower and its Subsidiaries on a consolidated basis) imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property unless failure to pay could not reasonably be expected to cause a Material Adverse Effect; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

      10.9.  Inspection of Properties and Books, etc.

           10.9.1. General. The Borrower shall permit the Lenders or any of the Lenders' other designated representatives to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all upon reasonable advance notice to the Borrower and at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request.

           10.9.2. Appraisals. No more frequently than once each calendar year, or more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, the Borrower will obtain and deliver to the Administrative Agent appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating (a) the then current fair market, orderly liquidation and forced liquidation values of one or more of the Stations owned by the Borrower or its Subsidiaries, business units that hold the publishing assets and/or the Mortgaged Properties and (b) the then current business value of each of the Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

           10.9.3. Communications with Accountants. The Borrower authorizes the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Administrative Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this ss.10.9.3.

      10.10.  Compliance with Laws, Contracts, Licenses, and Permits.

      (a) The Borrower will, and will cause each of its Subsidiaries to, comply with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws and the Communications Act, (ii) the provisions of its Governing Documents, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments, unless failure to comply could not reasonably be expected to cause a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

      (b) The Borrower will, and will cause each of its Subsidiaries to, (i) operate its Stations, unless failure to comply could not reasonably be expected to cause a Material Adverse Effect, in accordance with and in compliance with the Communications Act, (ii) file in a timely manner all necessary applications for renewal of all FCC Licenses that are material to the operations of its Stations, (iii) use its reasonable best efforts to defend any proceedings which could result in the termination, forfeiture or non-renewal of any FCC License, and (iv) promptly furnish or cause to be furnished to the Administrative Agent:
(A) a copy of any order or notice of the FCC which designates any of the Borrower's or any of its Subsidiaries' FCC Licenses for a hearing or which refuses renewal or extension thereof, or reverses or suspends its or any of its Subsidiaries' authority to operate a Station, (B) a copy of any competing application filed with respect to any of its franchises, licenses (including FCC Licenses), rights, permits, consents or other authorizations pursuant to which the Borrower or any of the Borrower's Subsidiaries operates any Station, (C) a copy of any citation, notice of violation or order to show cause issued by the FCC in relation to any of the Borrower's or any of its Subsidiaries' Stations and (D) a copy of any notice or application by the Borrower or any of its Subsidiaries requesting authority to cease broadcasting on any Station or to cease operating any Station for any period in excess of five (5) days.

      10.11. Employee Benefit Plans. The Borrower will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service, upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA and (c) promptly upon request of the Administrative Agent, furnish to the Administrative Agent a copy of all actuarial statements required to be submitted under all Applicable Pension Legislation.

      10.12. Use of Proceeds. The Borrower will use the proceeds of the Loans and obtain Letters of Credit solely for the purposes set forth in ss.9.17.1.

      10.13. Additional Collateral. The Borrower will, and will cause each of its Subsidiaries to, from time to time at its own cost and expense, promptly secure or cause to be secured the Obligations by creating or causing to be created in favor of the Administrative Agent for the benefit of the Lenders perfected security interests (subject only to Permitted Liens) with respect to all inventory, receivables, equipment, accounts, copyrights, patents, trademarks, licenses, other general intangibles, Real Estate and other assets of the Borrower and such Subsidiaries (other than Excluded Assets and non-material assets which the Administrative Agent agrees in writing may be excluded), whether now owned or hereafter acquired, to the extent the Administrative Agent shall so request. All such security interests will be created under security agreements, mortgages and other instruments and documents in form and substance reasonably satisfactory to the Administrative Agent, and the Borrower shall deliver to the Administrative Agent all such instruments and documents
(including, without limitation, legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request to evidence the satisfaction of the obligations created by this ss.10.13. The Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority of such security interests (subject only to Permitted Liens).

      10.14. Interest Rate Protection. No later than ninety (90) days from the date hereof (or, if the Initial Agents consent in writing to a ninety (90) day extension of such period which consent shall not to be unreasonably withheld, no later than one hundred eighty (180) days from the date hereof), the Borrower will purchase or enter into an interest cap or swap or effect other interest rate protection agreements having a term of not less than two (2) years as shall be necessary to cap or fix the interest cost to the Borrower with respect to not less than fifty percent (50%) of Consolidated Total Funded Debt outstanding at such time, and from time to time thereafter, shall purchase or enter into an additional interest cap or swap or effect other additional interest rate protection agreements as shall be necessary to cap or fix the interest cost to the Borrower with respect to not less than fifty percent (50%) of Total Funded Debt outstanding from time to time during such two (2) year period, in each case at rates and on terms and conditions reasonably satisfactory to the Initial Agents. If at any time after such two (2) year period, the Total Leverage Ratio as of the end of the fiscal quarter most recently ended is greater than or equal to 6.00:1.00, the Borrower shall purchase or enter into an interest cap or swap or effect other interest rate protection agreements as shall be necessary to cap or fix the interest cost to the Borrower with respect to not less than fifty percent (50%) of Total Funded Debt outstanding at such time, at rates and on terms and conditions reasonably satisfactory to the Initial Agents.

      10.15. Additional Subsidiaries. In the event that, after the date hereof, the Borrower or any of its Subsidiaries creates any new Subsidiary or acquires a new Subsidiary in accordance with ss.11.5.1, (a) such new Subsidiary shall, concurrently with such event or as soon as practicable thereafter, execute and deliver to the Administrative Agent an instrument of joinder and accession, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such new Subsidiary shall join the applicable Security Documents as if such new Subsidiary was an original signatory thereto, and (b) the Borrower and/or such new Subsidiary (as the case may be) shall deliver such other instruments and documents, including without limitation Perfection Certificates, UCC financing statements and stock certificates representing all of the issued and outstanding Capital Stock of such new Subsidiary with accompanying stock powers duly executed in blank, in each case required to be executed or delivered pursuant to such Security Documents in order to grant to or maintain the Administrative Agent's, first priority perfected security interest in and to the assets of and the Capital Stock issued by such new Subsidiaries. Further, contemporaneously with the formation or acquisition of such new Subsidiary, the Borrower and/or such new Subsidiary shall execute and/or deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request in furtherance of the intent of this ss.10.15, including without limitation an updated Schedule 9.19 hereto and documentation of the type required to be supplied by the Borrower and its Subsidiaries as a condition precedent to the initial Loans made hereunder pursuant to ss.13, as applicable to such new Subsidiary or Permitted Acquisition.

      10.16. FCC Licenses. On or prior to the date which is ninety (90) days after the date hereof, the Borrower will cause the FCC licenses held by (i) KOIN-TV, Inc. with respect to KOIN-TV, and (ii) Emmis 101.9-FM Radio Corporation of New York with respect to WQCD-FM, New York, New York, to be transferred to a License Subsidiary, provided that if the Borrower creates a new Subsidiary in connection therewith, the Borrower shall comply with ss.10.15.

      10.17. Dissolution of Certain Excluded Subsidiaries. On or prior to March 15, 2001, the Borrower will cause the dissolution of Emmis International Corporation and Emmis Pledge Corporation, provided that if such Persons have not been dissolved or merged into the Borrower by March 15, 2001, they shall be Subsidiaries and shall join onto the Security Documents in the same manner as would be required if they were newly formed Subsidiaries subject to the provisions of ss.10.15 hereof.

      10.18. Delivery of Environmental Reports. On or prior to the date which is sixty (60) days following the Funding Date, the Borrower shall deliver to the Administrative Agent either (a) a reliance letter in favor of the Lenders with respect to the Phase I Environmental Site Assessment, Circle Block Garage, North Illinois Street and Market Street, Indianapolis, Indiana, prepared on behalf of Indianapolis Bond Bank, by ATC Associates, Inc., dated November 18, 1997, on the Real Estate owned by the Borrower located at One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204, in form and substance reasonably satisfactory to the Initial Agents or (b) an updated Environmental Site Assessment, together with a reliance letter in favor of the Lenders with respect thereto in form and substance satisfactory to the Initial Agents, with respect to such Real Estate in form and substance reasonably satisfactory to the Initial Agents.

      10.19. Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                         11. CERTAIN NEGATIVE COVENANTS.

      The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, Note or other Obligation is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligations to issue, extend or renew any Letters of Credit:

      11.1. Restrictions on Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

           (a)  Indebtedness   owing  to  the  Lenders  and  the  Agents
      arising under any of the Loan Documents;

           (b) current liabilities of the Borrower or such Subsidiary (including under any operating leases and studio and tower leases) incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

           (c) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

           (d) Indebtedness in respect of (i) judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary (as the case may be) shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review,
      (ii) final judgments against the Borrower or any of its Subsidiaries that in the aggregate at any time do not exceed $5,000,000 and (iii) claims which are currently being contested in good faith by appropriate proceedings if adequate reserves shall have been set aside with respect thereto;

           (e) Subordinated Debt; provided that, in the case of the incurrence of Additional Subordinated Debt by the Borrower or such Subsidiary, (i) the Borrower applies the net cash proceeds of such Additional Subordinated Debt in accordance with ss.5.4 and (ii) no Default or Event of Default has occurred and is continuing at the time of the incurrence of such Additional Subordinated Debt or would result after giving effect thereto;

           (f) Indebtedness (i) incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Subsidiary or under any Capitalized Lease or (ii) assumed by the Borrower or any of its Subsidiaries in connection with a Permitted Acquisition, provided that (x) the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries shall not exceed the aggregate amount of $75,000,000 at any one time; and (y) the amount of such Indebtedness does not exceed the value of the property so acquired and (z) with respect to clause (ii) above, the assets securing such Indebtedness are limited to the assets so acquired or which secured the Indebtedness at the time it was assumed so long as such liens were not granted or created in anticipation of such assumption;

           (g) Indebtedness in respect of interest rate agreements, swaps or similar arrangements entered into pursuant to ss.10.14 or to protect the Borrower or any Subsidiary from changes in interest rates;

           (h) Indebtedness existing on the date hereof and listed and described on Schedule 11.1 hereto;
                   -------- ----

           (i) Indebtedness of a Subsidiary of the Borrower owing to the Borrower or of the Borrower or any Subsidiary to any wholly-owned Subsidiary of the Borrower;

           (j) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.10.8; and

           (k) (i) other unsecured Indebtedness in an aggregate amount outstanding at any one time not to exceed $25,000,000, provided that no Default or Event of Default has occurred and is continuing at the time of the incurrence of such unsecured Indebtedness or would result after giving effect thereto.

      11.2.  Restrictions on Liens.

           11.2.1. Permitted Liens. The Borrower will not, and will not permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom outside the ordinary course of business for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors (other than in respect of de minimus amounts); or (e) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (g) of the definition of the term "Indebtedness," with or without recourse (other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement); provided that the Borrower or any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

           (i) Liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

           (ii) Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or that are being diligently contested in good faith and in respect of which appropriate reserves have been set aside or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue or that are being diligently contested in good faith and in respect of which appropriate reserves have been set aside;

           (iii)deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations which are not overdue;

           (iv) Liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary (as the case may be) shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review, the Indebtedness with respect to which is permitted by ss.11.1(d);

           (v) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties, in existence less than one hundred twenty
      (120) days from the date of creation thereof in respect of obligations not overdue;

           (vi) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens and other minor Liens, provided that none of such Liens (A) interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, and
      (B) individually or in the aggregate have a Material Adverse Effect;

           (vii)Liens   existing  on  the  date  hereof  and  listed  on
      Schedule 11.2 hereto;
               ----

           (viii) purchase money security interests in or purchase money mortgages on real or personal property other than Mortgaged Properties acquired after the date hereof to secure Capitalized Leases or purchase money Indebtedness, in each case of the type and amount permitted by ss.11.1(f) Capitalized Leases or, incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired or leased;

           (ix) Liens on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto; and

           (x) Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents and any Interest Rate Agreements;

           (xi) Liens on leasehold interests created by the Borrower or any of its Subsidiaries, as lessee, in favor of any mortgagee of the leased premises to the extent not prohibited by the terms of the lease; and

           (xii)Liens securing Indebtedness permitted by ss.11.1(f)(ii).

                11.2.2. Restrictions on Negative Pledges and Upstream Limitations. The Borrower will not, nor will it permit any of its
      Subsidiaries to, (a) enter into or permit to exist any arrangement or agreement (other than the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits the Borrower or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired to secure the Obligations (other than restrictions on specific assets, which assets are the subject of purchase money security interests to the extent permitted under ss.11.2.1(viii)), or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary of the Borrower to pay or make dividends or distributions in cash or kind to the Borrower, to make loans, advances or other payments of any nature to the Borrower, or to make transfers or distributions of all or any part of its assets to the Borrower; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under ss.11.2.1(viii), and (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by the Borrower or such Subsidiary in the ordinary course of its business and (iii) property subject to a pending Asset Sale which would be permitted under ss.11.5.2 if and from which an executed purchase agreement has been delivered to the Administrative Agent.

      11.3. Restrictions on Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

           (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

           (b) demand deposits, certificates of deposit, bank acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

           (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

           (d)  Investments  existing  on the date  hereof and listed on
      Schedule 11.3 hereto;
      -------- ----

           (e) Investments in the Borrower and in Subsidiaries, either in the form of equity Investments or Indebtedness permitted by ss.11.1(i) so long as such entities remain the Borrower or Subsidiaries of the Borrower;

           (f)  Investments consisting of the Guaranty;

           (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted byss.11.5.2;

           (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $1,000,000 in the aggregate at any time outstanding;

           (i) Investments by the Borrower or a Subsidiary of the Borrower in Subsidiaries formed for the purpose of consummating Permitted Acquisitions or acquired in connection with Permitted Acquisitions;

           (j) other Investments; provided that (i) at the time such Investment is made, the aggregate amount of all Investments made by the Borrower or any of its Subsidiaries under this clause (j) after the date hereof and after giving effect to such Investment shall not exceed (A) if at the time such Investment is made the Total Leverage Ratio on a Pro Forma Basis after giving effect to such Investments is greater than 6.00:1.00, $50,000,000 net of cash returns of capital received with respect to any Investments made under this clause (j) after the date hereof, or (B) if at the time such Investment is made the Total Leverage Ratio on a Pro Forma Basis after giving effect to such Investments is less than or equal to 6.00:1.00, $100,000,000 net of cash returns of capital received with respect to any Investments made under this clause (j) after the date hereof, (ii) no Default or Event of Default has occurred and is continuing at the time such Investment is made or would result on a Pro Forma Basis therefrom after taking into account any Loans advanced to finance such Investment, and (iii) the Borrower delivers to the Administrative Agent a duly executed certificate substantially in the form of Exhibit G hereto in connection with such Investment;

provided, however, that, with the exception of Investments referred to in ss.11.3(a), (b) and (c) and loans and advances referred to in ss.11.3(h) and Excluded Assets, such Investments will be considered Investments permitted by this ss.11.3 only if all actions have been taken to the reasonable satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first priority perfected security interest in all of such Investments free of all Liens other than Permitted Liens.

      11.4. Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payments, provided, however, that
(a) so long as (i) the payment is permitted by the terms thereof, the Borrower may make scheduled payments of interest on Subordinated Debt permitted by ss.11.1(e), (ii) so long as no Default or Event of Default exists or would result from such payment, declare or pay any scheduled dividend on the preferred stock issued by the Borrower, (iii) make cash payments to its employees pursuant to its profit sharing plan, as in effect on the date hereof, in exchange for fractional shares of the Common Stock, and (iv) make payments in an aggregate amount not to exceed $25,000,000 to repurchase shares of the Common Stock, provided that with respect to the payments referred to in clauses (i) and (ii) above, the Borrower delivers a duly executed certificate substantially in the form of Exhibit G hereto; and (b) Subsidiaries of the Borrower may make Restricted Payments to the Borrower or any wholly-owned Subsidiary of the Borrower,

      11.5.  Merger,  Consolidation,  Acquisition  and  Disposition  of
Assets.

           11.5.1. Mergers and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger, amalgamation or consolidation, or agree to or effect any asset acquisition or stock acquisition, or enter into any LMA Agreement, except:

           (a) (i) the merger or consolidation of one (1) or more of the Operating Subsidiaries of the Borrower with and into the Borrower, or the merger or consolidation of two (2) or more wholly-owned (A) Operating Subsidiaries or (B) License Subsidiaries of the Borrower, or (ii) the mergers and consolidations to be consummated in the Reorganization permitted by ss.22;

           (b) the acquisition (whether pursuant to an Asset Swap or otherwise) of stock, or other securities of, or any assets of, any Person, in each case to the extent such acquisition would involve all or substantially all of a radio broadcasting, television broadcasting or publishing business or business unit thereof, provided that:

                (i) no Default or Event of Default has occurred and is continuing or would result from such acquisition;

                (ii) not less than five (5) Business Days prior to the consummation of such proposed acquisition, the Borrower shall have delivered to the Initial Agents a duly executed certificate substantially in the form of Exhibit G hereto, together with such financial projections as shall be necessary, in the reasonable judgment of the Initial Agents, to demonstrate that, after giving effect to such acquisition, all covenants contained herein will be satisfied on a Pro Forma Basis and that the Borrower's ability to satisfy its payment obligations hereunder and under the other Loan Documents will not be impaired in any way;

                (iii) all actions have been taken to the reasonable satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first priority perfected security interest in all of the assets so acquired (excluding any Excluded Assets and non-material assets which the Administrative Agent agrees may be excluded) pursuant to the Security Documents, free of all Liens other than Permitted Liens;

                (iv) in the event of a stock acquisition, the acquired Person shall become a wholly-owned Subsidiary of the Borrower and shall comply with the terms and conditions set forth in ss.10.15;

                (v) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the business to be acquired has approved such acquisition;

                (vi) all of the Borrower's and/or its Subsidiaries' (as the case may be) rights and interests in, to and under each contract and agreement entered into by such Person in connection with such acquisition to the extent permitted have been assigned to the Administrative Agent as security for the irrevocable payment and performance in full of the Obligations, pursuant to Collateral
           Assignments of Contracts in form and substance reasonably satisfactory to Administrative Agent;

                (vii) the FCC shall have issued orders approving or consenting to such acquisition;

                (viii) the Borrower shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that all liens and encumbrances with respect to the properties and assets so acquired, other than Permitted liens, have been discharged in full;

                (ix) the Borrower shall have delivered to the Administrative Agent (A) evidence satisfactory to the Administrative Agent that the Borrower or such Subsidiary has completed such acquisition in accordance with the terms of the contracts and agreements entered into by such Person in connection with such acquisition, and (B) certified copies of all such documents shall have been delivered to the Administrative Agent;

                (x)  all  FCC  Licenses   acquired  in   connection   with  such
           acquisition shall be transferred immediately upon consummation of such acquisition to a License Subsidiary;

                (xi) substantially contemporaneously with such acquisition, the Borrower shall have delivered to the Administrative Agent an updated
           Schedule 9.3(b) and an updated Schedule 9.21 to this Credit Agreement, as applicable, after giving effect to such acquisition.

           (c)  the  Hearst-Argyle   Transaction  and  the  Denver  Transaction,
      provided that (i) each of the conditions set forth in clause (b) above have been satisfied, and (ii) the Borrower shall have delivered to the Administrative Agent fully executed copies (complete with schedules and attachments thereto) of the Hearst-Argyle Acquisition Documents or the Denver Acquisition Documents, as the case may be, certified by an officer of the Borrower to be true, complete and accurate copies of such documents and (iii) each such transaction shall be consummated in accordance with the terms of the Hearst-Argyle Acquisition Documents or the Denver Acquisition Documents, as the case may be, in all material respects;

           (d) other  media-related  acquisitions  not included in clause (b) or
      (c) above, provided that (i) the aggregate purchase price for all such acquisitions shall not exceed $100,000,000, and (ii) each of the conditions set forth in clause (b) above have been satisfied; and

           (e) the Borrower or any of its Subsidiaries may enter into LMA Agreements provided that (i) at the time the Borrower or such Subsidiary enters into an LMA Agreement, no Default or Event of Default has occurred and is then continuing or could reasonably be expected to result as a consequence of entering into such LMA Agreement, (ii) if (A) the Borrower or any of its Subsidiaries has acquired an option to acquire a Station or is otherwise obligated to purchase a Station in connection with such LMA Agreement or in a related transaction or (B) such LMA Agreement is material as determined in the reasonable judgment of the Initial Agents after consultation with the Borrower, all of the Borrower's and/or its Subsidiaries' (as the case may be) rights and interests in, to and under each such LMA Agreement shall have been assigned to the Administrative Agent as security for the irrevocable payment and performance in full of the Obligations, pursuant to Collateral Assignments of Contracts in form and substance satisfactory to Administrative Agent, (iii) if such LMA Agreement contemplates a Station acquisition, such Station acquisition must satisfy the provisions of clause (b) above, (iv) if such LMA Agreement contemplates an Asset Sale or Asset Swap, such Asset Sale or Asset Swap is otherwise permitted pursuant to ss.11.5 hereof, and (v) the Borrower shall have delivered to the Administrative Agent a duly executed certificate substantially in the form of Exhibit G hereto.

           11.5.2. Disposition of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition or swap of assets, other than (a) the sale of inventory,
      (b)  the  licensing  of  intellectual  property,  (c) the  disposition  of obsolete assets, in each case in the ordinary course of business consistent with past practices, (d) the sale of receivables in connection with the business operations of such Person relating thereto or disposition of defaulted receivables for collection and not as a financing arrangement, and (e) Asset Sales or Asset Swaps provided that in the case of such Asset Sale or Asset Swap, (i) no Default or Event of Default has occurred and is continuing or would result on a Pro Forma Basis from such Asset Sale or Asset Swap, (ii) in the case of an Asset Sale, at least eighty percent (80%) of the consideration received by the Borrower or such Subsidiary in connection with any such Asset Sale is in the form of cash (provided that (A) Investments permitted hereunder and converted to cash within thirty (30) days and (B) any Indebtedness secured by the assets sold and assumed by the buyer shall be treated as cash proceeds for purposes of calculating compliance with the eighty percent (80%) requirement set forth in this clause (ii) but not for purposes of calculating Net Cash Sale Proceeds), (iii) each such Asset Sale or Asset Swap is consummated on an arm's length basis for fair consideration, (iv) the Borrower applies the Net Cash Sale Proceeds received by the Borrower or any of its Subsidiaries in connection with such Asset Sale or Asset Swap in accordance with ss.5.2 and (v) contemporaneously with such Asset Sale or Asset Swap, the Borrower shall have delivered to the Administrative Agent an updated Schedule 9.3(b) and/or Schedule 9.21, as applicable, after giving effect to such Asset Sale or Asset Swap.

      11.6. Sale and Leaseback. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred, provided, however, the Borrower or any of its Subsidiaries may sell equipment which constitutes Capital Assets which have been acquired by such Person within 180 days prior to such sale and thereafter lease back such equipment provided that (a) the liabilities under such leaseback arrangements in aggregate with Indebtedness incurred under Capitalized Leases and permitted under ss.11.1(f) shall not exceed an aggregate amount of $75,000,000 at any one time and (b) the proceeds of such sale shall be treated as Net Cash Sale Proceeds and applied to prepay the Obligations in accordance with ss.5.2.

      11.7. Compliance with Environmental Laws. The Borrower will not, and will not permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that in any of clauses (a) through (e) would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

      11.8. Subordinated Debt. The Borrower will not, and will not permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Note Documents or any other agreement relating to Subordinated Debt or prepay, redeem or repurchase any of the Subordinated Debt, provided, however, this ss.11.8 shall not restrict the right of the Borrower to amend the Subordinated Notes or any other document evidencing Subordinated Debt to extend the maturity thereof or amend any covenants therein so as to make such covenants less restrictive for the Borrower and its subsidiaries.

      11.9.  Employee  Benefit  Plans.  Neither  the  Borrower  nor  any
             ------------------------
ERISA Affiliate will:

           (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

           (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

           (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

           (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant toss.307 of ERISA or
    ss.401(a)(29) of the Code;

           (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; or

           (f) permit or take any action which would contravene any Applicable Pension Legislation in any way which could reasonably be expected to have a Material Adverse Effect.

      11.10. Fiscal Year. The Borrower will not, and will not permit any of it Subsidiaries to, change the date of the end of its fiscal year from that set forth in ss.9.4.1.

      11.11. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

      11.12. Certain Intercompany Matters. The Borrower will not permit any of its Excluded Subsidiaries to, (a) fail to satisfy customary formalities with respect to organization separateness, including (i) the maintenance of separate books and records and (ii) the maintenance of separate bank accounts in its own name, (b) fail to act solely in its own name and through its authorized officers and agents, (c) commingle any money or other assets of any Excluded Subsidiary with any money or other assets of the Borrower or any other Subsidiary of the Borrower, or (d) take any action, or conduct its affairs in a manner, which could reasonably be expected to result in the separate organizational existence of the Excluded Subsidiaries being ignored under any circumstance.

                            12. FINANCIAL COVENANTS.

      The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit, the Borrower will comply with the following financial covenants calculated on a Pro Forma Basis with respect to any Permitted Acquisitions which occurred during the relevant Test Period:

      12.1. Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio as of the last day of each fiscal quarter of the Borrower ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

---------------------------------------------------------------

  Period (inclusive of dates)               Ratio
---------------------------------------------------------------
---------------------------------------------------------------
    date hereof -- 5/31/01                7.25:1.00
---------------------------------------------------------------
---------------------------------------------------------------
       6/1/01 -- 8/31/01                  6.90:1.00
---------------------------------------------------------------
---------------------------------------------------------------
       9/1/01 -- 8/31/02                  6.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      9/01/02 -- 2/28/03                  6.00:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      3/01/03 -- 8/31/03                  5.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      9/01/03 -- 2/29/04                  5.00:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      3/01/04 -- 8/31/04                  4.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
          Thereafter                      4.00:1.00
---------------------------------------------------------------


      12.2. Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio as of the last day of each fiscal quarter of the Borrower ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

---------------------------------------------------------------

  Period (inclusive of dates)               Ratio
---------------------------------------------------------------
---------------------------------------------------------------
    date hereof -- 5/31/01                5.85:1.00
---------------------------------------------------------------
---------------------------------------------------------------
       6/1/01 -- 8/31/01                  5.75:1.00
---------------------------------------------------------------
---------------------------------------------------------------
       9/1/01 -- 8/31/02                  5.25:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      9/01/02 -- 2/28/03                  4.75:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      3/01/03 -- 8/31/03                  4.25:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      9/01/03 -- 2/29/04                  3.75:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      3/01/04 -- 8/31/04                  3.25:1.00
---------------------------------------------------------------
---------------------------------------------------------------
          Thereafter                      3.00:1.00
---------------------------------------------------------------


      12.3. Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the last day of each fiscal quarter of the Borrower ending during any period described in the table set forth below to be less than the ratio set forth opposite such period in such table:

---------------------------------------------------------------

  Period (inclusive of dates)               Ratio
---------------------------------------------------------------
---------------------------------------------------------------
    date hereof -- 11/30/01               1.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
     12/01/01 -- 11/30/02                 1.75:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      12/01/02 -- 2/28/03                 2.00:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      3/01/03 -- 2/29/04                  2.25:1.00
---------------------------------------------------------------
---------------------------------------------------------------
      3/01/04 -- 2/28/05                  2.50:1.00
---------------------------------------------------------------
---------------------------------------------------------------
          Thereafter                      3.00:1.00
---------------------------------------------------------------


      12.4. Pro Forma Fixed Charge Coverage Ratio. As at the end of each fiscal quarter of the Borrower, the Borrower will not permit the Pro Forma Fixed Charge Coverage Ratio to be less than 1.10:1.00.

                             13. CLOSING CONDITIONS.

      The obligations of the Lenders to make the initial Revolving Credit Loans and the Term Loans and of the Administrative Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to January 5, 2001:

      13.1.  Loan Documents.

      Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

      13.2. Certified Copies of Governing Documents. The Administrative Agent shall have received from the Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Funding Date, of each of its Governing Documents as in effect on such date of certification.

      13.3. Corporate or Other Action. All corporate (or other) action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

      13.4. Officer's Certificates. (a) The Administrative Agent shall have received from the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Funding Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of the Borrower of such Subsidiary, each of the Loan Documents to which the Borrower or such Subsidiary is or is to become a party;
(ii) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

      (b) The Administrative Agent shall have received from the Borrower a certificate, dated as of the Funding Date, certifying that (i) each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement and the other Loan Documents are true and correct on the Funding Date as though made on such date, and (ii) each of the conditions set forth in ss.13 of the Credit Agreement have been satisfied.

      13.5. Validity of Liens. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under applicable law) security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected or provided for. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

      13.6. Perfection Certificates, UCC Search Results and SurveyThe Administrative Agent shall have received from each of the Borrower and its Subsidiaries a completed and fully executed Perfection Certificate and shall have received the results of UCC searches with respect to the Collateral, indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

      (b) The Administrative Agent shall have received the most recent survey of each Mortgaged Property, properly signed, sealed and certified, coupled with an owner's affidavit and indemnity acceptable to the title company certifying no change to such property from the date of the survey through the Funding Date (so as to allow title company to delete the survey exception) together with such related documents as the Administrative Agent may reasonably request.

      13.7. Title Insurance. The Administrative Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts reasonably satisfactory to the Administrative Agent, insuring the interest of the Administrative Agent and each of the Lenders as mortgagee under the Mortgages.

      13.8.  Financial Statements.

      The Administrative Agent shall have received copies of the unaudited consolidated balance sheets of the Borrower and its subsidiaries as at November 30, 2000 and the related consolidated and consolidating statement of income for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly represents the financial position of the Borrower and its Subsidiaries on the date thereof.13.9. FCC Licenses; Third Party Consents.

      (a) The Borrower shall have furnished to the Administrative Agent certified copies of all FCC Licenses necessary for the operation of the business of each of the Borrower and its Subsidiary, or necessary for the operation of any Station owned by the Borrower or any of the Subsidiaries.

      (b) The Borrower shall have furnished to the Administrative Agent certified copies of all agreements pursuant to which the Operating Subsidiaries shall have acquired the rights to use the FCC Licenses held by the License Subsidiaries.

      (c) All other necessary governmental and third party consents to and notices of the transactions contemplated by the Loan Documents shall have been obtained and given, and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      (d) The Borrower shall have furnished to the Administrative Agent evidence reasonably satisfactory to the Initial Agents of the Borrower's compliance with Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R.
Part 221.

      13.10. Certificates of Insurance. The Administrative Agent shall have received a certificate of insurance from an independent insurance broker dated as of the Funding Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and naming the Administrative Agent as additional insured and, on all casualty insurance, loss payee.

      13.11. Opinion of Counsel. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Funding Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from:

           (a) Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Borrower and its Subsidiaries;

           (b) counsel to the Borrower and its Subsidiaries in Indiana and California as applicable; and

           (c)  FCC counsel to the Borrower and its Subsidiaries.

      13.12. Compliance Certificate. The Administrative Agent shall have received from the Borrower a Compliance Certificate demonstrating compliance with the covenants set forth in ss.12 as of the Funding Date (provided that, for purposes of this ss.13.12, the Borrower shall use Consolidated Operating Cash Flow for the Reference Period ended November 30, 2000), together with a certificate from the principal financial or accounting officer of the Borrower certifying that no Default or Event of Default has occurred and is continuing as of the Funding Date.

      13.13. Senior Debt Certificate. The Administrative Agent shall have received from the Borrower a certificate from the principal financial or accounting officer of the Borrower certifying that the Obligations of the Borrower and its Subsidiaries arising under this Credit Agreement and the other Loan Documents constitute "Senior Debt" under and as defined in the Subordinated
Note Indenture, and the incurrence of such Obligations is permitted under ss.4.09 of the Subordinated Note Indenture and will not cause a "Default" or "Event of Default" under and as defined in the Subordinated Note Indenture.

      13.14. Financial Condition. The Administrative Agent shall be satisfied and shall have received an officer's certificate certifying that there has been no event or occurrence which has had a Material Adverse Effect since the Balance Sheet Date.

      13.15. Payment of Fees. The Borrower shall have paid to the Lenders or the Administrative Agent, as appropriate, the Fees pursuant to ss.ss.7.1 and 7.2 and all fees and expenses of the Administrative Agent's Special Counsel and the expenses of the Administrative Agent.

      13.16. Disbursement Instructions. The Administrative Agent shall have received Loan Requests and disbursement instructions from the Borrower with respect to the proceeds of the Loans to be made on the Funding Date.

      13.17. Sources and Uses of Cash; Refinancing of Loans. The Administrative Agent shall have received a statement of the sources and uses of proceeds of the Loans advanced hereunder as of the date hereof and evidence reasonably satisfactory to the Administrative Agent that all outstanding loans under the Existing Credit Agreement shall have been refinanced on the Funding Date and all interest accrued under such loans paid as of the Funding Date.

      13.18.  Administrative Agent Fee Letter.

      The Administrative Agent Fee Letter shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Administrative Agent shall have received a fully executed copy of such document.

      13.19. Accountant's Letter. The Administrative Agent shall have received a copy of the letter to the Borrower's accountants pursuant to ss.10.9.3.

      13.20. Payoff and Termination. The Administrative Agent shall have received a payoff and termination letter executed by the Borrower and in form and substance satisfactory to the Administrative Agent, indicating the amount of the loan obligations of the Borrower under the Existing Credit Agreement to be discharged on the Funding Date.

      13.21. Evidence of Merger. The Administrative Agent shall have received from the Borrower a copy of the certificates of merger certified by the Secretary of State of Indiana with respect to the merger of Emmis FM
Broadcasting Corporation of Indianapolis, Emmis AM Radio Corporation of Indianapolis, Emmis FM Radio Corporation of Indianapolis, Emmis 1310 AM Radio Corporation of Indianapolis and Emmis 105.7 FM Radio Corporation of Indianapolis, each a wholly-owned Subsidiary of the Borrower, with and into Emmis Publishing Corporation, a wholly-owned Subsidiary of the Borrower.

      13.22.  Environmental Reports.

      The Administrative Agent shall have received reliance letters in favor of the Lenders with respect to the (a) Phase I Environmental Site Assessment of KGMT-TV, 1534 Kapiolani Boulevard, Honolulu, Oahu, Hawaii, prepared on behalf of Lane and Waterman, by Clayton Group Services, dated March 23, 2000, with respect to the Real Estate owned by KGMB-TV located at 1534 Kapiolani Boulevard, Honolulu, Hawaii, and (b) Environmental Report and Site Review for the Hawaiki Tower-Phase II Property: Lot 3; Waimalu Commercial Center-Phase IV Property: Lot 2; Phase III Property: Lot 1; the Road Widening Lot: Lot 2, Honolulu, Oahu, Hawaii, prepared on behalf of Starwood Financial Trust by Professional Services Industries, Inc., dated April 30, 1999, with respect to the Real Estate owned by KHON-TV located at 88 Piikoi Street, Honolulu, Hawaii, each in form and substance reasonably satisfactory to the Initial Agents.

                        14. CONDITIONS TO ALL BORROWINGS.

      The obligations of the Lenders to make any Loan, and of the Administrative Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Funding Date, shall also be subject to the satisfaction of the following conditions precedent:

      14.1. Representations True; No Event of Default. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true in all material respects as of the date as of which they were made and shall also be true in all material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing or, in the case of any Letter of Credit to be issued with a face amount in excess of $25,000,000, would have occurred as of the last day of the last Reference Period if such Letter of Credit has been included in Total Funded Debt on such date.

      14.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent to issue, extend or renew such Letter of Credit.

      14.3. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative
Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

              15.  EVENTS OF DEFAULT; ACCELERATION; ETC.

      15.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

           (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

           (b) the Borrower or any of its Subsidiaries shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, within three (3) Business Days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

           (c) Except as otherwise provided herein, the Borrower shall fail to comply with any of its covenants contained in ss.ss.10.2, 10.4, 10.5, 10.6(iii) through (vi), 10.9, 10.12, 10.15, 11 or 12 after the expiration of any applicable period;

           (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.15.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Administrative Agent;

           (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any Subordinated Note Document or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

           (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in each case in an amount greater than $5,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in each case in an amount greater than $5,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

           (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

           (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

           (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $5,000,000;

           (j) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt, the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part or an offer to prepay, redeem or repurchase the Subordinated Debt in whole or in part shall have been made or any default shall occur with respect thereto or the subordination provisions of such Subordinated Debt are found by any court, or asserted by the trustee in respect of, or any holder of, Subordinated Debt in a judicial proceeding to be, invalid or unenforceable;

           (k) any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a material portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents otherwise than in accordance with the terms thereof with respect to the release of any Collateral or in each case with the express prior written agreement, consent or approval of the Lenders, or any action or suit at law or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

           (l) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $5,000,000, or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $5,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), provided that the Administrative Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $5,000,000 and
      (B) is reasonably likely to constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or
      (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

           (m) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any Governmental Authority from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

           (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
      (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect;

           (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

           (p)  a Change of Control shall occur;

           (q) any default or event of default shall occur under any documents entered into in connection with the Hearst-Argyle Transaction, the Denver Transaction or any Permitted Acquisition, which such default or event of default could reasonably be expected to have a Material Adverse Effect;

           (r) at any time, any of the Borrower's Subsidiaries shall provide a guaranty of the Borrower's obligations under the Subordinated Notes if such Subsidiary is not at such time guarantying the Obligations pursuant to the Guaranty or if such guaranty of the Borrowers obligations under the Subordinated Note is not subordinated to such Subsidiary's Obligations under the Guaranty;

           (s) the commencement of proceedings to suspend, revoke, terminate or substantially and adversely modify any material FCC License or other material license of the Borrower, any of its Subsidiaries or of any Stations thereof if such proceeding shall continue uncontested for forty-five (45) days or the Lenders shall reasonably believe that the result thereof shall be the termination, revocation, or suspension of such material FCC License or other material license; or the designation of an application for renewal of any such material FCC License or other material license for an evidentiary hearing if the Lenders shall reasonably believe that the result thereof shall be the termination, revocation or suspension of such material FCC License or other material license;

           (t) any proceeding shall be brought by any Person challenging the validity or enforceability of any Necessary Authorization of the Borrower or any of its Subsidiaries except which such proceeding could not reasonably be expected to result in the loss of such Necessary Authorization or to have a Material Adverse Effect;

           (u) appropriate proceedings for the renewal of any material Necessary Authorization shall not be commenced prior to the expiration thereof or if such Necessary Authorization is not renewed or otherwise made available for the use of the Borrower or any of its Subsidiaries;

           (v) any contractual obligation which is necessary to the broadcasting operations of the Borrower and its Subsidiaries shall be revoked or terminated and not replaced by a substitute, without a Material Adverse Effect, within ninety (90) days after such revocation or termination; or

           (w) any order of the FCC relating to any Permitted Acquisition granting or consenting to a transfer of an FCC License in connection with any Permitted Acquisition which has been completed shall not have become final and any Governmental Authority shall have entered an order reversing such order (whether or not such order shall be subject to further appeal);

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in ss.15.1(g), ss.15.1(h) or ss.15.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender. In addition, the Administrative Agent may direct the Borrower by notice in writing to pay (and the Borrower hereby agrees upon notice to pay) to the Administrative Agent such additional amounts of cash, to be held as security for all Reimbursement Obligations, equal to the Maximum Drawing Amount of Letters of Credit then outstanding.

      15.2. Termination of Commitments. If any one or more of the Events of Default specified in ss.15.1(g), ss.15.1(h) or ss.15.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrower and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

      15.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.15.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

      15.4. Distribution of Collateral Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

           (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

           (b) Second, to all other Obligations in such order or preference as the Required Lenders may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Administrative Agent's Fee and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders pro rata across all Tranches and (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

           (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the UCC of the State of New York; and

           (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

                            16. ADDITIONAL FINANCING.

      16.1.Commitment Amount.

      At any time, and from time to time, the Borrower may solicit the Lenders and any other lending institution to provide the Borrower with additional commitments to make Loans under this Credit Agreement in an aggregate amount not to exceed $500,000,000 subject to the limitations set forth below. Neither the Administrative Agent nor any Lender shall have any obligation to provide the Borrower with all or any part of such additional commitment; provided that by execution of this Credit Agreement, the Administrative Agent and the Lenders shall be deemed to have consented, without the need for further or subsequent consent, (a) to such additional commitments which any other Lender or lending institution may agree to provide for the Loans which may be advanced in respect thereof and any resulting changes in any Commitment Percentage of any Tranche, and (b) any amendments which may be made to the Loan Documents in order to evidence and document such commitments and Loans to the extent that any such amendment (i) does not amend any of the provisions specified in ss.19.12(a) as requiring the consent of each Lender affected thereby, (ii) does not modify the relative priority of the Loans (including any such new Loans) and commitments (including any such new commitments) with respect to the payment, guarantees, collateral or other collateral support, and (iii) is consistent with all other requirements of this ss.16. The Borrower may elect to allocate all or any portion of such additional commitment among the existing Tranches or may allocate all or a portion of such additional commitment to one or more new Tranches; provided that the Total Revolving Credit Commitment may not be increased by more than $200,000,000 as a result of such allocations and any additional Revolving Credit Loans and Revolving Credit Commitments shall mature or terminate, as the case may be, on or after the Revolving Credit Loan Maturity Date; and any amounts not allocated to increase the Total Revolving Credit Commitment shall be advanced in the form of term loans under a bank term tranche or fund term tranche; and provided, further, that any additional term loans shall either (A) with respect to any additional term loans structured as a bank term tranche, amortize on the same or slower schedule as the Tranche A Term Loan as in effect at such time until the Tranche A Maturity Date and shall have a final maturity date on or after the Tranche A Maturity Date, and (B) with respect to any additional term loans structured as a fund term tranche, amortize either on the same schedule as the Tranche B Term Loan or have a weighted average term to maturity which is longer than the Tranche B Term Loan. Notwithstanding anything to the contrary set forth herein, no additional commitments shall be permitted hereunder and no additional loans may be advanced in respect thereof unless (1) no Default or Event of Default shall have occurred and be then continuing or would result after giving effect to such additional commitments and the loans to be advanced in respect thereof, assuming that such loans were fully advanced on the effective date of such additional commitments,
(2) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate demonstrating compliance with the terms of the Credit Agreement after giving pro forma effect to the loans to be advanced in respect of the additional commitment, such compliance to be calculated based on the Borrower's Consolidated Operating Cash Flow for the four (4) consecutive fiscal quarters ending immediately prior to the effective date of such additional commitments and assumes that such additional loans were advanced as of the end of such four
(4) quarter period, (3) with respect to each lending institution not yet a party hereto providing additional commitments, such lending institution shall have become a party to this Credit Agreement (and become subject to all the rights and obligations of a Lender hereunder) by executing the delivering to the Administrative Agent an original, executed Instrument of Accession in the form of Exhibit H hereto (an "Instrument of Accession"), (4) the Borrower shall have delivered to the Administrative Agent and the Lenders notice that such solicitation has been made and, prior to the effectiveness of such additional commitment, copies of all documents and instruments related thereto and (5) the Borrower shall have delivered to the Administrative Agent copies of updated financial projections through the final maturity date of any additional commitments provided hereunder. Neither the Administrative Agent nor any Lender shall have any obligation to provide the Borrower with any such additional commitments.

      16.2.Notes.

      Subsequent to the receipt by the Administrative Agent of an original executed Instrument of Accession by a lending institution not yet a party to this Credit Agreement as set forth above and simultaneously with the effectiveness of such lending institution's commitment to make Loans pursuant to this ss.16 to the Borrower, the Borrower shall execute and deliver to such lending institution a Note as applicable for the corresponding Tranche, dated as of the date of such effectiveness, in a principal amount equal to such lending institution's Commitment Percentage of the applicable Tranche or, if less, the outstanding amount of all loans made by such Person in respect of such Tranche, plus interest accrued thereon at the rate set forth herein for the applicable Notes. The Borrower shall, within five (5) days of the effectiveness of any such additional commitments from any Lender which is already a party hereto, deliver to such Lender, in the case of any new Tranche a new Note for such Tranche, and in the case of an increase to an existing Tranche, an amended Note as applicable for the corresponding Tranche in the form of the appropriate Note then held by such Lender (the "Current Note") in an amount equal to such Lender's Commitment Percentage of the Tranche as increased pursuant to this ss.16. Within five (5) days of the receipt of the amended Note, such Lender shall deliver to the Borrower the Current Note marked "substituted."

                                 17. THE AGENTS.

      17.1.  Authorization.

           (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security Documents, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

           (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

           (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in
      Article 1 of the UCC, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

      17.2. Employees and Agents. Any Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. Any Agent may utilize the services of such Persons as such Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

      17.3. No Liability. None of the Agents, its shareholders, directors, officers or employees nor any other Person assisting such Person in its duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that each of the Agents or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

      17.4.  No Representations.

           17.4.1. General. None of the Agents shall be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. None of the Agents has made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the creditworthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon any of the Agents or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

           17.4.2. Closing Documentation, etc. For purposes of determining compliance with the conditions set forth in ss.13, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matters either sent, or made available, by the Administrative Agent or the Initial Agents to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or the Initial Agents active upon the Borrower's account shall have received notice from such Lender not less than 2 days prior to the date hereof specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or the Initial Agents to such effect on or prior to the date hereof.

      17.5.  Payments.

           17.5.1. Payments to Administrative Agent. A payment by the Borrower to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

           17.5.2. Distribution by Administrative Agent. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

           17.5.3. Delinquent Lenders. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (b) to comply with the provisions of ss.17.1 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

      17.6. Holders of Notes. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

      17.7. Indemnity. The Lenders ratably (computed by reference to each Lender's Total Percentage) agree hereby to indemnify and hold harmless each of the Agents and its respective affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrower as required by ss.17.2), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

      17.8. Agents as Lenders. In its individual capacity, each of the Agents shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also such Agent.

      17.9. Resignation. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring
Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by S&P. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

      17.10. Notification of Defaults and Events of Default. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this ss.17.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

      17.11. Duties in the Case of Enforcement. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders ratably (computed by reference to each Lender's Total Percentage) hereby agreeing to indemnify and hold the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

      17.12. Syndication Agent, Documentation Agent and Co-Documentation Agent. The Syndication Agent, Documentation Agent and the Co-Documentation Agent and any other agent which may be appointed hereunder shall be entitled to the same protections provided to the Administrative Agent hereunder and shall not have any right, power, obligation, liability, responsibility or duty under this Credit Agreement or any of the other Loan Documents other than those applicable to all Lenders and as otherwise specifically provided for the Syndication Agent, Documentation Agent, the Co-Documentation Agent or such other agent, respectively, elsewhere in this Credit Agreement. Any assignment by a Lender acting as Documentation Agent or Syndication Agent of one hundred percent (100%) of its Commitment will result in the automatic resignation of such Documentation Agent or Syndication Agent, as the case may be.

                        18. ASSIGNMENT AND PARTICIPATION.

      18.1. Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more commercial banks, other financial institutions or other Persons, all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Revolving Credit Commitment, Tranche A Commitment or Tranche B Commitment, as the case may be, and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) each of the Administrative Agent and, unless a Default or Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld or delayed except that the consent of the Borrower or the Administrative Agent shall not be required in connection with any assignment by a Lender to (i) an existing Lender or (ii) a Lender Affiliate, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations in respect of its Commitments and Loans under a particular Tranche and any associated rights and obligations under this Credit Agreement, (c) each assignment (or, in the case of assignments by a Lender to a Lender Affiliate, the aggregate holdings of such Lender and such Lender Affiliate after giving effect to such assignments), shall be in an amount that is a whole multiple of (i) with respect to an assignment of a Lender's portion of such Lender's Revolving Credit Commitment or Tranche A Commitment or Tranche A Term Loans, as the case may be, $5,000,000 (or, if less, such Lender's entire Revolving Credit Commitment or entire Tranche A Commitment or entire portion of the Tranche A Term Loans, as the case may be), and (ii) with respect to an assignment of a Tranche B Lender's portion of such Tranche B Lender's Tranche B Commitment or Tranche B Term Loans, as the case may be, $1,000,000 (or, if less, such Tranche B Lender's entire Tranche B Commitment or entire portion of the Tranche B Term Loans), and (d) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit I hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (y) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder provided, that no assignee shall be entitled to receive any greater amount pursuant to ss.7.3.2 than that to which the assignor would have been entitled to receive had no such assignment occurred, and (z) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in ss.18.3, be released from its obligations under this Credit Agreement.

      18.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

           (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

           (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

           (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.9.4 and ss.10.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

           (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

           (e) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

           (f) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

           (g)  such  assignee   represents  and  warrants  that  it  is
      legally authorized to enter into such Assignment and Acceptance;

           (h) with respect to assignments of Revolving Credit Loans, such assignee acknowledges that it has made arrangements with the assigning Revolving Credit Lender satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit; and

           (i) such assignee acknowledges that it has complied with the provisions of ss.7.3.3 to the extent applicable.

      18.3. Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. No Assignment and Acceptance shall be effective unless and until recorded in the Register. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

      18.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.18.4, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrower.

      18.5. Participations. Without the consent of the Borrower or the Administrative Agent, each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than (i) with respect to Revolving Credit Loans or the Tranche A Term Loan, $5,000,000, and (ii) with respect to the Tranche B Term Loan, $1,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Revolving Credit Commitment, Tranche A Commitment or Tranche B Commitment (as the case may be) of such Lender as it relates to such participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest or release any material commitment.

      18.6. Assignee or Participant Affiliated with the Borrower. If any assignee Lender is an Affiliate of the Borrower or any of its Subsidiaries, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.15.1 or ss.15.2, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.15.1 or ss.15.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation.

      18.7. Miscellaneous Assignment Provisions. Any assigning Lender shall retain its rights to be indemnified pursuant to ss.19.3 with respect to any claims or actions arising prior to the date of such assignment. Anything contained in this ss.18 to the contrary notwithstanding, any Lender may at any time pledge or assign a security interest in all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to secure obligations of such Lender, including any pledge or assignment to secure obligations to (a) any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 and (b) with respect to any Lender that is a fund that invests in bank loans, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities or any institutional custodian for such fund or for such lender. Any foreclosure or similar action by any Person in respect of such pledge or assignment shall be subject to the other provisions of this ss.18. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents, provide any voting rights hereunder to the pledgee thereof, or affect any rights or obligations of the Borrower or Administrative Agent hereunder.

      18.8. Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

                19.  PROVISIONS OF GENERAL APPLICATIONS.

      19.1. Setoff. The Borrower hereby grants to the Administrative Agent and each of the Lenders a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Administrative Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them. Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid, any deposits or other sums credited by or due from any of the Lenders to the Borrower and any securities or other property of the Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Lender. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agree with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting
Reimbursement Obligations owed to, such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

      19.2. Expenses. The Borrower agrees to pay (a) the reasonable costs of the Administrative Agent in producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein,
(b) any taxes (including any interest and penalties in respect thereto), other than Excluded Taxes (as defined in ss.7.3.2), payable by the Administrative
Agent or any of the Lenders (other than taxes based upon the Administrative Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Administrative Agent and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Initial Agents incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Initial Agents or any of its affiliates incurred by the Initial Agents or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment bankruptcy and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with
(i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with the Borrower or any of its Subsidiaries and (f) all reasonable fees, expenses and disbursements of the Administrative Agent incurred in connection with UCC searches, UCC filings, intellectual property searches, intellectual property filings or mortgage recordings. The covenants contained in this ss.19.2 shall survive payment or satisfaction in full of all other obligations.

      19.3. Indemnification. The Borrower agrees to indemnify and hold harmless the Administrative Agent, its affiliates and the Lenders from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation,
(a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with the Borrower or any Subsidiary or in connection with the provisional honoring of funds transfers, checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (d) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (e) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, except to the extent any of the foregoing result solely from the gross negligence or willful misconduct of any Lender or Agent. In litigation, or the preparation therefor, the Lenders and the Administrative Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.19.3 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ss.19.3 shall survive payment or satisfaction in full of all other Obligations.

      19.4.  Treatment of Certain Confidential Information.

           19.4.1. Confidentiality. Each of the Lenders and the Administrative Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and any Person which manages such Lender, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound financial industry practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss.19, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Borrower, (b) to the extent required by statute, law, rule, regulation or judicial process, (c) to counsel or financial advisers for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the
      Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or affiliate of the Administrative Agent, (h) to any actual or prospective assignee or participant or any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transactions relating to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or direct or indirect counterparty (or its advisors), as the case may be, agrees to be bound by the provisions of ss.19.4 or (i) with the consent of the Borrower. Moreover, each of the Administrative Agent, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrower to refer to any of the Borrower and its Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Administrative Agent, such Lender or such Financial Affiliate and, for such purpose, the Administrative Agent, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with the Borrower or any of its Subsidiaries or any of their businesses.

           19.4.2. Prior Notification. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

           19.4.3. Other. In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by the Borrower or any of its Subsidiaries. The obligations of each Lender under this ss.19 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

      19.5. Survival of Covenants, Etc. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

      19.6. Notices. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

           (a) if to the Borrower or any of its Subsidiaries, at One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204,
      Attention: Jeffrey H. Smulyan, Chairman, with a copy to J. Scott Enright, Esq., Emmis Communications Corporation, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204 and Eric Goodison, Esq., Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice; and

           (b) if to any Lender or the Administrative Agent, at such Lender's or Administrative Agent's address set forth on Schedule 1 hereto, with a copy to Sula R. Fiszman, Esq., Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, or such other address for notice as such party shall have last furnished in writing to the Person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. Any notice or other communication to be made hereunder or under the Notes or any Letter of Credit Applications, even if otherwise required to be in writing under other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, may alternatively be made in an electronic record transmitted electronically under such authentication and other procedures as the parties hereto may from time to time agree in writing (but not an electronic record), and such electronic transmission shall be effective at the time set forth in such procedures. Unless otherwise expressly provided in such procedures, such an electronic record shall be equivalent to a writing under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, and such authentication, if made in compliance with the procedures so agreed by the parties hereto in writing (but not an electronic record), shall be equivalent to a signature under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications.

      19.7. Governing Law. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.19.6. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      19.8. Headings. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      19.9. Counterparts. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

      19.10. Entire Agreement, Etc. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.19.12.

      19.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Administrative Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

      19.12. Consents, Amendments, Waivers, Etc. Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

           (a)  without  the written  consent of the  Borrower  and each
      Lender:

                (i) reduce or forgive the principal amount of any Loans or Reimbursement Obligations, or reduce the rate of interest on the Notes or the amount of the Commitment Fee or Letter of Credit Fees, amend the definition of Total Leverage Ratio or any of the components thereof or the method of calculation thereof solely for purposes of calculating Applicable Margin;

                (ii) (A) increase the aggregate amount of such Lender's Revolving Credit Commitment, Tranche A Commitment or Tranche B Commitment, as the case may be, other than in accordance with ss.16;
           (B) extend the expiration date of such Lender's Revolving Credit Commitment, Tranche A Commitment or Tranche B Commitment; or (C) change the requirement that any scheduled payments of principal of the Loans or voluntary or mandatory prepayments of the Loans or reductions in the Revolving Credit Commitments be applied pro rata to all Loans outstanding within the applicable Tranche or outstanding Revolving Credit Commitments, as applicable;

                (iii) postpone or extend the Revolving Credit Loan Maturity Date, the Tranche A Maturity Date or the Tranche B Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender (it being understood that (A) any vote to rescind any acceleration made pursuant to ss.15.1 of amounts owing with respect to the Loans and other Obligations and (B) any modifications of the provisions relating to amounts, timing or application of prepayments of Loans and other Obligations shall require only the approval of the Required Lenders); and

                (iv) other than pursuant to a transaction permitted by the terms of this Credit Agreement, release any material portion of the Collateral, release any material guarantor from its guaranty obligations under the Guaranty (excluding, if the Borrower or any Subsidiary becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Lenders), or change the seniority of any Loans or the priority of any Loans with respect to any Collateral or guarantor;

           (b) without the written consent of all of the Lenders, amend or waive this ss.19.12, the definition of Required Lenders or the distribution of collateral proceeds after an Event of Default pursuant to ss.15.4; or

           (c) (i) without the written consent of each the Initial Agents, amend or waive ss.17, and (ii) without the written consent of the Administrative Agent, amend or waive the amount or time of payment of the Administrative Agent's Fee or any Letter of Credit Fees payable for the Administrative
      Agent's account or any other provision applicable to the Administrative Agent.

      Notwithstanding the foregoing, the parties hereto acknowledge and agree that the Administrative Agent may, without the consent of any Lender, release
(x) liens on Excluded Assets or (y) its liens on the Collateral and/or any Subsidiary from its obligations under the Guaranty solely to the extent that such Collateral and/or Subsidiary is sold or otherwise disposed of in accordance with the terms of this Credit Agreement, including without limitation, ss.11.5.2. Any termination or other modification of any Interest Rate Agreement with a Lender as a counterparty shall not require the consent of any other Lender hereunder.

      No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

      19.13. Severability. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                         20. TRANSITIONAL ARRANGEMENTS.

      20.1. Existing Credit Agreement Superseded. Upon the effectiveness of this Credit Agreement, this Credit Agreement shall supersede the Existing Credit Agreement in its entirety, except as otherwise provided in this ss.20. As of the Funding Date, the rights and obligations of the parties under the Existing Credit Agreement and the "Notes" (as defined in the Existing Credit Agreement) shall be subsumed within and be governed by this Credit Agreement and the Notes; provided, however, that each of the "Loans" (as defined in the Existing Credit Agreement) advanced by the Existing Lenders and outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Credit Agreement shall be refinanced on the Funding Date, subject to the provisions of ss.7.10 hereof, with the proceeds of the Loans advanced hereunder. Interest with respect to Loans outstanding under the Existing Credit Agreement on the Funding Date shall be paid on the Funding Date. As of the Funding Date, the CPF Letter of Credit shall be deemed to be a Letter of Credit issued pursuant and subject to the conditions of ss.6 hereof and the Borrower hereby affirms its obligations thereunder.

      20.2. Fees Under Existing Credit Agreement. All commitment fees, and other fees and expenses owing under or in respect of the Existing Credit Agreement (including, without limitation, fees pursuant to the CPF Letter of Credit) shall be paid on the Funding Date to the Administrative Agent for the accounts, as appropriate, of the Administrative Agent and/or the Existing Lenders.

                                21. FCC APPROVAL.

      Notwithstanding anything to the contrary contained in this Credit Agreement or in the other Loan Documents, neither the Administrative Agent nor any Lender will take any action pursuant to this Credit Agreement or any of the other Loan Documents, which would constitute or result in a change in control of the Borrower or any of its Subsidiaries requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. After the occurrence of an Event of Default, the Borrower shall take or cause to be taken any action which the Administrative Agent may reasonably request in order to obtain from the FCC such approval as may be necessary to enable the Administrative Agent to exercise and enjoy the full rights and benefits granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders by this Credit Agreement or any of the other Loan Documents, including, at the Borrower's cost and expense, the use of the Borrower's best efforts to assist in obtaining such approval for any action or transaction contemplated by this Credit Agreement or any of the other Loan Documents for which such approval is required by law, including specifically, without limitation, upon request, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for the consent to the assignment or transfer of control necessary or appropriate under the FCC's rules and approval of any of the transactions contemplated by this Credit Agreement or any of the other Loan Documents.

                         22. CONSENT TO REORGANIZATION.

      The Borrower has informed the Administrative Agent and the Lenders of its intention to reorganize the Borrower's existing assets (the "Reorganization") by merging Subsidiaries into Subsidiaries and including forming two (2) new wholly-owned Subsidiaries of the Borrower as follows: (a) a television license holding company Subsidiary which shall hold the stock of all Subsidiaries which own television-related or publishing-related licenses and (b) a radio license holding company Subsidiary which shall hold the stock of all Subsidiaries which own radio broadcasting related licenses and in connection therewith the Borrower may or may cause its Subsidiaries to transfer assets to other wholly owned Subsidiaries. In connection with the Reorganization, the Borrower may form additional wholly-owned Subsidiaries or merge and or liquidate or dissolve Subsidiaries (collectively, the "Reorganization Subsidiaries") such that after giving effect to the Reorganization, the capital structure of the Borrowers and its Subsidiaries shall be as set forth on Schedule 22 hereto with such changes to which the Initial Agents consent. Notwithstanding anything herein to the contrary, the Administrative Agent and the Lenders hereby consent to the Reorganization; provided that (i) the Borrower, each Reorganization Subsidiary and any other Subsidiary formed in connection with the Reorganization shall comply with the terms and conditions set forth in ss.10.15, (ii) no Subsidiary which was not an Excluded Subsidiary prior to the Reorganization shall be merged, transferred or amalgamated into an Excluded Subsidiary and the assets of such Subsidiaries shall not be transferred to an Excluded Subsidiary unless such Subsidiary could have been designated an Excluded Subsidiary in accordance with clause (d) of the definition of Excluded subsidiaries and (iii) no Default or Event of Default shall have occurred and be continuing after giving effect to such Reorganization.


      IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                               EMMIS COMMUNICATIONS   CORPORATION



                               By: __________________________
                                      Name:
                                     Title:

                               TORONTO DOMINION (TEXAS),   INC.,
                               individually and as   Administrative
                                      Agent



                               By: __________________________
                                      Name:

                               First Union National Bank,
                                 individually and as Syndication Agent



                               By: __________________________
                                      Name:

                               Fleet National Bank (f/k/a   BankBoston,
                               N.A.), individually and as
                                 Documentation Agent



                               By: __________________________
                                      Name:

                               Credit Suisse First Boston,
                                 individually and as Co-Documentation
                                      Agent



                               By: __________________________
                                      Name:


Signature blocks for other lenders was omitted.